As filed with the Securities and
                      Exchange Commission on June 19, 2006
                       Securities Act File No. 333-133503
                   Investment Company Act File No. 811-21190.
--------------------------------------------------------------------------------

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]
                          Pre-Effective Amendment No. 1 [X]
                          Post-Effective Amendment No. [ ]
                        (Check appropriate box or boxes)

    CITIGROUP ALTERNATIVE INVESTMENTS MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC
               (Exact Name of Registrant as Specified in Charter)

                                 (212) 559-4999
                        (Area Code and Telephone Number)

                        731 Lexington Avenue, 25th Floor
                            New York, New York 10022
                     Address of Principal Executive Offices:
                     (Number, Street, City, State, Zip Code)

                                Millie Kim, Esq.
                      Citigroup Alternative Investments LLC
                        731 Lexington Avenue, 28th Floor
                            New York, New York 10022

                     Name and Address of Agent for Service:
                  (Number and Street) (City) (State) (Zip Code)

                                   Copies to:

                             Paul S. Schreiber, Esq.
                             Shearman & Sterling LLP
                              599 Lexington Avenue
                            New York, New York 10022
                                 (212) 848-8920

                Approximate Date of Proposed Public Offering: As
              soon as practicable after the effective date of this Registration Statement and no later than December 31,
                                      2006.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

        Calculation of Registration Fee under the Securities Act of 1933:

---------------------------------- ---------------------------  ----------------
Title of Securities                     Proposed Maximum           Amount of
Being Registered                   Aggregate Offering Price(1)  Registration Fee
---------------------------------- ---------------------------- ----------------
Shares, Multi-Strategy Series G    $64,813,821.63                $6,935.08

---------------------------------- ---------------------------- ---------------
($0.00001 par value)
---------------------------------- ---------------------------- ----------------


(1) Estimated solely for purposes of calculating the registration fee in accordance with Rule 457(f) under the Securities Act of 1933, as amended. Such fee was transmitted with the Registrant's previously field form N-14/8C on April 27, 2006 (File Nos. 333-133503 and 811-21190).

It is proposed that this filing will become effective when declared effective pursuant to Section 8(a) of the Securities Act of 1933, as amended.

    CITIGROUP ALTERNATIVE INVESTMENTS MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC

Dear Shareholder:

         We are writing to inform you that a Special Meeting of Shareholders (the "Meeting") for Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (the "Company") will be held on July __, 2006 at 10:30 a.m., Eastern time, at the offices of the Company, 731 Lexington Avenue, 28th Floor, Conference Room B, New York, New York 10022. If you are a member ("Shareholder") of record as of the close of business on April 3, 2006, you are entitled to vote at the Meeting. At the Meeting, Shareholders will be asked to vote on the following:

         Proposal 1.  For Shareholders of Multi-Strategy Series M and
                      Multi-Strategy Series G, to approve the combination of Multi-Strategy Series M with Multi-Strategy Series G, as contemplated in the Form of Agreement and Plan of Reorganization and Merger attached to the enclosed Proxy Statement and Prospectus as Exhibit I.

         Proposal 2.  For Shareholders of Multi-Strategy Series G, to approve a change in the return and volatility targets to which Multi-Strategy Series G is subject to a net annualized return range of 8% to 12% over any three- to five-year investment horizon with targeted trailing annualized volatility as measured by standard deviation of between 4% and 8%.

         Proposal 3.  For Shareholders of Multi-Strategy Series M, to approve a change in the return and volatility targets to which Multi-Strategy Series M is subject to a net annualized return range of 8% to 12% over any three- to five-year investment horizon, with targeted trailing annualized volatility as measured by standard deviation of between 4% and 8%, which will match the corresponding new targets of Multi-Strategy Series G.

         Proposal 4.  For Shareholders of Multi-Strategy Series M and
                      Shareholders of Multi-Strategy Series G, to confirm that their particular Series' return and volatility targets are "non-fundamental" investment restrictions.

         Proposal 5.  For Shareholders of Multi-Strategy Series M and
                      Shareholders of Multi-Strategy Series G, to approve the election to the Board of Directors of each current member of the Board and the new Independent Director nominee, Mr. Joshua Weinreich.

         Proposal 6.  For Shareholders of Multi-Strategy Series M and
                      Shareholders of Multi-Strategy Series G, to vote upon any other business properly brought before the Meeting, including any adjournments of the Meeting.

         The Board of Directors unanimously recommends that Shareholders vote "FOR" the combination of Multi-Strategy Series M with Multi-Strategy Series G, "FOR" each Series' changes in return and volatility targets, "FOR" the identification of the targets as non-fundamental investment restrictions and "FOR" the election to the Board of Directors of the current members and the new Independent Director nominee.

         While you are welcome to join us at the Meeting, most Shareholders cast their votes by filling out and signing the enclosed form of proxy. Whether or not you plan to attend the Meeting, your vote is important, and we need you to participate. Please mark, sign, and date the enclosed form of proxy and return it promptly in the enclosed postage-paid envelope so that the maximum number of shares may be voted. Please do not hesitate to contact your personal financial adviser or to call us at 1-877-456-6399 if you have any questions. Thank you for taking the time to review these important matters and for your investment in the Company.

                                     Very truly yours,


                                     Christopher Hutt
                                     Assistant Secretary, Citigroup Alternative
                                     Investments Multi-Adviser Hedge Fund
                                     Portfolios LLC

                     This page is intentionally left blank.

    CITIGROUP ALTERNATIVE INVESTMENTS MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC
                              --------------------

                         IMPORTANT NEWS FOR SHAREHOLDERS

                              --------------------

         While we encourage you to read the full text of the enclosed Proxy Statement and Prospectus, here is a brief overview of the proposals to be voted on at the Special Meeting of Shareholders (the "Meeting").

Q:       WHY AM I RECEIVING THIS PROXY STATEMENT?

A: The purpose of this Proxy Statement is to seek Shareholder approval of a combination of Multi-Strategy Series M with Multi-Strategy Series G, together with certain related matters, and to elect Directors.

Q:       WHAT ARE THE BENEFITS OF THE PROPOSED COMBINATION?

A: The Board of Directors of the Company (the "Board of Directors" or the "Board") has determined that it is in the best interest of the Shareholders of each of Multi-Strategy Series M and Multi-Strategy Series G to combine into a single investment pool having the same investment objectives and policies as those of Multi-Strategy Series G. The Board of Directors believes that the proposed combination will benefit Multi-Strategy Series M Shareholders because Citigroup Alternative Investments LLC (the "Adviser"), the investment manager to each Series, has advised that Multi-Strategy Series M's expenses relative to its present asset levels make its continued operation as a separate Series of the Company potentially impracticable. Combining Multi-Strategy Series M with Multi-Strategy Series G therefore provides the opportunity for Multi-Strategy Series M Shareholders to continue to obtain exposure, in a tax efficient manner, to a similar investment program offered by the same institution and management team. From the point of view of both Multi-Strategy Series M and Multi-Strategy Series G Shareholders, the increased asset base that will result from their combination should improve investment flexibility and may result over time in reduced per Share expense levels. The Board has determined that the proposed combination is not expected to result in any dilution of the interests of the Shareholders of either Series.

Q:       WHAT ARE THE CURRENT DIFFERENCES BETWEEN THE SERIES?

A: Although Multi-Strategy Series G and Multi-Strategy Series M share identical investment policies, those policies historically have been implemented differently, with Multi-Strategy Series G historically investing more heavily in investment funds ("Investment Funds") believed to present both the potential for increased returns and increased risks relative to those invested in by Multi-Strategy Series M.

Q:       HOW WILL THE COMBINATION AFFECT MY ACCOUNT?

A: Accounts of Multi-Strategy Series G will not be affected. However, if Shareholders approve the combination, each Multi-Strategy Series M Shareholder will be required, in effect, to return its Multi-Strategy Series M Shares to the Company, which will subsequently issue to such Shareholder an equal aggregate dollar value of Shares of Multi-Strategy Series G. The mechanical details of the combination are described further in the enclosed Proxy Statement and Prospectus.

Q:       WHO WILL PAY THE EXPENSES OF THE COMBINATION AND OF THIS PROXY
         STATEMENT?

A: The Company will pay those expenses directly related to the proposed combination and this Proxy Statement not exceeding 0.10% of the combined unaudited net asset value of Multi-Strategy Series M and Multi-Strategy Series G as of March 31, 2006 (i.e., not exceeding $252,930). These expenses will be applied to each of Multi-Strategy Series M and Multi-Strategy Series G in proportion to its net assets. Any additional expenses directly related to the proposed combination and this Proxy Statement will be borne by the Adviser.

Q:       WHAT ARE THE TAX CONSEQUENCES OF THE PROPOSED COMBINATION?

A: Based on the advice of counsel, it is expected that the combination will be accomplished on a tax-free basis. This means that the combination should not be a taxable event for U.S. federal income tax purposes for either Series or for any of their Shareholders.

Q:       IF APPROVED, WHEN WILL THE COMBINATION TAKE EFFECT?

A: Technical tax compliance reasons prevent immediate completion of the combination. However, if approved by Shareholders, the combination likely would be consummated (and the Agreement and Plan of Reorganization and Merger likely would take effect) in the last quarter of 2006. Shareholders of the Company will be advised of the same promptly upon its completion.

Q: WHAT ARE THE PROPOSED CHANGES REGARDING THE SERIES' RETURN AND VOLATILITY TARGETS?

A: First, the Board of Directors recommends modifying Multi-Strategy Series G's return and volatility targets to a net annualized return range of 8% to 12% over any three- to five-year investment horizon with targeted trailing annualized volatility as measured by standard deviation of between 4% and 8%.

         Second, for the period following the Meeting and before the effective date of the combination, the Board of Directors recommends modifying Multi-Strategy Series M's return and volatility targets to a net annualized return range of 8% to 12% over any three- to five-year investment horizon, with targeted trailing annualized volatility as measured by standard deviation of between 4% and 8%, to match the corresponding new targets of Multi-Strategy Series G. This will allow the two pools to be operated subject to a single set of portfolio requirements for the remainder of the current calendar year, assuming the combination is approved by Shareholders and occurs at the end of the calendar year (as is planned). The alignment of the targets of the Series will require some modification of the assets of Multi-Strategy Series M (principally changes in weightings across its current holdings).

         Third, the Board of Directors recommends confirming that the return and volatility targets for each of Multi-Strategy Series M and Multi-Strategy Series G are "non-fundamental policies" of the Company, which will permit the Board to change those targets from time to time in the future without the delays and expense of seeking another shareholder vote at that time. Any such change will, however, be made with prior notice to Shareholders.

Q:       WHAT ARE THE PROPOSED CHANGES TO THE BOARD OF DIRECTORS?

A: All Shareholders are being asked to consider the appointment to the Board of Mr. Joshua Weinreich to serve as an Independent Director, as that term is used for purposes of the Investment Company Act of 1940 (the "1940 Act"). Because rules under the 1940 Act specify that a certain percentage of the Board members must have been elected by Shareholders, Shareholders of the two Series also are being asked to approve the reappointment of the current Board members.

Q:       WHO IS ENTITLED TO VOTE ON THE PROPOSALS?

A: If you owned Shares of the Company at the close of business on April 3, 2006, you are entitled to vote, even if you later sold the Shares. Each Share is entitled to one vote, with fractional shares voting proportionally.

Q:       WHAT IS THE REQUIRED VOTE TO APPROVE THE PROPOSALS?

A: The required vote is somewhat different in connection with each proposal under consideration.

         As to the combination of the two Series, each Series' Shareholders must approve the combination and must do so by a simple majority vote (i.e., more than 50% of total Shares outstanding for each Series must vote for the combination). The two Series vote separately as to this proposal.

         As to the changes to a Series' return and volatility targets, that Series' Shareholders must approve the changes and must do so by an affirmative vote of the lesser of: (i) more than 50% of that Series' total Shares outstanding, or (ii) at least 67% of that Series' Shares present or represented by proxy at the Meeting, if at least 50% of that Series' outstanding Shares are present or represented by proxy. The two Series vote separately as to these proposals.

         As to the confirmation that a Series' return and volatility targets are "non-fundamental," that Series' Shareholders much approve the targets as such and must do so by an affirmative vote of the lesser of: (i) more than 50% of that Series' total Shares outstanding, or (ii) at least 67% of that Series' Shares present or represented by proxy at the Meeting, if at least 50% of that Series' outstanding Shares are present or represented by proxy. The two Series vote separately as to these proposals.

         As to the election of the Board of Directors, each Director is elected by the vote of a plurality of the Company's total Shares outstanding. The two Series vote together as to the election of the Board.

Q:       HAS THE BOARD OF DIRECTORS APPROVED THE PROPOSALS?

A: Yes. At a meeting held on February 17, 2006, the Board of Directors, including the Independent Directors, approved each of the proposals as being in the best interests of the Shareholders.

Q:       HOW DOES THE BOARD OF DIRECTORS RECOMMEND I VOTE ON THE PROPOSALS?

A: Based upon its evaluation of relevant information, and after consultation with counsel to the Company and to the Independent Directors regarding the legal issues involved, the Board of Directors, including the Independent Directors, unanimously recommends that you vote "FOR" each of the various proposals.

Q:       WHY SHOULD I VOTE?

A: Your vote makes a difference, no matter how few or how many Shares you own. If Shareholders fail to execute and submit their proxies, the Company may not receive enough votes to approve the proposals.

Q:       WHAT HAPPENS IF THE PROPOSALS ARE NOT APPROVED BY SHAREHOLDERS?

A: If any of the items to be considered are not approved by Shareholders, the Board of Directors will consider such alternatives at that juncture as it considers appropriate. It is expected, for example, that should Shareholders not approve the proposed combination, the Board of Directors instead may recommend and proceed with the termination of Multi-Strategy Series M.

Q:       HOW DO I VOTE?

A: You have several different ways to vote. You may authorize proxies by mail, by phone, and online over the Internet. Please refer to the enclosed instructions relating to the various methods of voting. If you need more information or have any questions regarding any of the proposals or on how to vote, please contact your personal financial adviser or call us at 1-877-456-6399.

         YOUR VOTE IS IMPORTANT.  PLEASE EXECUTE AND SUBMIT YOUR PROXY PROMPTLY.

    CITIGROUP ALTERNATIVE INVESTMENTS MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC
                              --------------------

                                NOTICE OF MEETING

                              --------------------

        A SPECIAL MEETING OF SHAREHOLDERS IS TO BE HELD ON JULY __, 2006

To the Shareholders:

         NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Meeting") of Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (the "Company") will be held at the offices of the Company, 731 Lexington Avenue, 28th Floor, Conference Room B, New York, New York 10022, on July __, 2006, at 10:30 a.m., Eastern time, for the following purposes, all as more fully described in the accompanying Proxy Statement and Prospectus:

         1. For members ("Shareholders") of Multi-Strategy Series M and Multi-Strategy Series G, to approve the combination of Multi-Strategy Series M with Multi-Strategy Series G, as contemplated in the Form of Agreement and Plan of Reorganization and Merger attached to the enclosed Proxy Statement and Prospectus as Exhibit I.

         2. For Shareholders of Multi-Strategy Series G, to approve a change in the return and volatility targets to which Multi-Strategy Series G is subject to a net annualized return range of 8% to 12% over any three- to five-year investment horizon, with targeted trailing annualized volatility as measured by standard deviation of between 4% and 8%.

         3. For Shareholders of Multi-Strategy Series M, to approve a change in the return and volatility targets to which Multi-Strategy Series M is subject to a net annualized return range of 8% to 12% over any three- to five-year investment horizon, with targeted trailing annualized volatility as measured by standard deviation of between 4% and 8%, which will match the corresponding new targets of Multi-Strategy Series G.

         4. For Shareholders of Multi-Strategy Series M and Shareholders of Multi-Strategy Series G, to confirm that their particular Series' return and volatility targets are "non-fundamental" investment restrictions.

         5. For Shareholders of Multi-Strategy Series M and Shareholders of Multi-Strategy Series G, to approve the election to the Board of Directors of each current member of the Board and the new Independent Director nominee, Mr. Joshua Weinreich.

         6. For Shareholders of Multi-Strategy Series M and Shareholders of Multi-Strategy Series G, to vote upon any other business properly brought before the Meeting, including any adjournments of the Meeting.

         The Board of Directors unanimously recommends that Shareholders vote "FOR" the proposals.

         The Board of Directors has fixed the close of business on April 3, 2006 as the record date for the determination of Shareholders entitled to notice of, and to vote at, the Meeting or any adjournment or adjournments thereof. Shareholders who do not expect to attend the Meeting in person should complete, date and sign the enclosed form of proxy and return it promptly in the enclosed postage-paid envelope. Alternatively, to submit a proxy via phone or the Internet, please refer to the enclosed form of proxy.

                                       By Order of the Board of Directors


                                       Christopher Hutt
                                       Assistant Secretary, Citigroup
                                       Alternative Investments Multi-Adviser
                                       Hedge Fund Portfolios LLC

New York, New York
Dated: June [__], 2006

                         PROXY STATEMENT AND PROSPECTUS

    CITIGROUP ALTERNATIVE INVESTMENTS MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC

                              --------------------

                         SPECIAL MEETING OF SHAREHOLDERS

                              --------------------

                                 June [__], 2006

         This Proxy Statement and Prospectus is furnished to you in connection with a solicitation of proxies by the Board of Directors of Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (the "Company"), to be used at the Special Meeting of Shareholders (the "Meeting") of the Company, to be held on July __, 2006, at 10:30 a.m., Eastern time, and at any adjournments or postponements thereof, at the offices of the Company, 731 Lexington Avenue, 28th Floor, Conference Room B, New York, New York 10022, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Members ("Shareholders") of record at the close of business on April 3, 2006 are entitled to receive notice of and to vote at the Meeting.

         Among other matters to be considered at the Meeting, it is proposed that the Shareholders of Multi-Strategy Series M and Multi-Strategy Series G approve a proposed combination of Multi-Strategy Series M with Multi-Strategy Series G, as contemplated in the Agreement and Plan of Reorganization and Merger (the "Plan" or the "Plan of Reorganization and Merger"), a form of which is attached hereto as Exhibit I. Under that proposal, each Multi-Strategy Series M Shareholder will be asked, in effect, to return its Multi-Strategy Series M Shares to the Company, which will issue to such Shareholder an equal aggregate dollar value of Shares of Multi-Strategy Series G.

         Multi-Strategy Series M and Multi-Strategy Series G currently are each separate series ("Series") of the Company, which is a limited liability company organized under the laws of the State of Delaware and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end investment company. The investment objective of each Series is to seek capital appreciation. This Proxy Statement and Prospectus, which should be retained for future reference, concisely sets forth information about Multi-Strategy Series G that Multi-Strategy Series M Shareholders should know before voting on the proposal or investing in Multi-Strategy Series G. This Proxy Statement and Prospectus also describes in more detail each of the various proposals introduced in the preceding "Q&A" discussion and the Notice of Special Meeting of Shareholders that accompanies this Proxy Statement and Prospectus. Because these proposals relate to each of the two Series, Shareholders of each of Multi-Strategy Series M and Multi-Strategy Series G should read them carefully.

         The Company's prospectus, dated August 1, 2005, as supplemented (the "Company's Prospectus"), is included in the package of materials that you received with this Proxy Statement and Prospectus. This document is incorporated herein by reference (legally considered to be a part of this Proxy Statement and Prospectus).

         Additional information about Multi-Strategy Series M and Multi-Strategy Series G is contained in a statement of additional information relating to this Proxy Statement and Prospectus (the "Statement of Additional Information" or "SAI"), including pro forma financial statements giving effect to the consummation of the Reorganization and Merger, and is on file with the Securities and Exchange Commission (the "Commission"). The Statement of Additional Information is available without charge, upon request by calling 1-877-456-6399 or by writing to the Company at 731 Lexington Avenue, 25th Floor, New York, New York 10022, Attention: Secretary of Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC. The Statement of Additional Information, dated May 12, 2006, is incorporated herein by reference (legally considered to be a part of this Proxy Statement and Prospectus).

         The Commission maintains a web site (http://www.sec.gov) that contains the Company's Prospectus, the Company's SAI, other materials incorporated by reference and other information regarding the Company.

         The address of the principal executive offices of the Company is 731 Lexington Avenue, 25th Floor, New York, New York 10022 and the telephone number of the Company is 1-212 559-4999.

         These proxy materials will be mailed to Shareholders of record on or about June [__], 2006.

--------------------------------------------------------------------------------

The Securities and Exchange Commission has not approved or disapproved the Shares or passed upon the adequacy of this Proxy Statement and Prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------

The Shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation or any other U.S. government agency. The Shares involve investment risks, including the possible loss of principal.

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----


I.     PROPOSAL 1:  APPROVAL OF THE PLAN OF REORGANIZATION AND MERGER.........1

                  SUMMARY.....................................................1
                  COMPARISON OF IMPORTANT FEATURES OF THE SERIES..............1
                  PRINCIPAL RISKS OF INVESTING IN THE COMPANY.................5
                  FEES AND EXPENSES...........................................8
                  REASONS FOR THE REORGANIZATION AND MERGER..................11
                  INFORMATION ABOUT THE REORGANIZATION AND MERGER............11

II.    PROPOSALS 2, 3 AND 4:  CHANGES RELATED TO THE SERIES' RETURN AND
       VOLATILITY TARGETS....................................................14

                  SUMMARY....................................................14
                  PROPOSAL 2:  MODIFICATION OF MULTI-STRATEGY SERIES G'S
                    RETURN AND VOLATILITY TARGETS............................15
                  PROPOSAL 3:  MODIFICATION OF MULTI-STRATEGY SERIES M'S
                    RETURN AND VOLATILITY TARGETS............................15
                  PROPOSAL 4:  CONFIRMATION OF THE SERIES' RETURN AND
                    VOLATILITY TARGETS AS "NON-FUNDAMENTAL POLICIES".........15

III.   PROPOSAL 5:  ELECTION OF THE DIRECTORS................................16

                  SUMMARY  16
                  INFORMATION REGARDING THE NEW INDEPENDENT DIRECTOR NOMINEE.16 INFORMATION REGARDING THE CURRENT BOARD OF DIRECTORS AND
                    OFFICERS OF THE COMPANY..................................16
                  INDEPENDENT DIRECTORS......................................17
                  INTERESTED DIRECTOR........................................17
                  OFFICERS...................................................18

IV.    MISCELLANEOUS.........................................................19

                  ADDITIONAL INFORMATION ABOUT THE SERIES....................19
                  INFORMATION CONCERNING THE MEETING.........................19
                  FINANCIAL STATEMENTS.......................................21
                  SHAREHOLDER PROPOSALS......................................21
                  LEGAL PROCEEDINGS..........................................21
                  LEGAL OPINIONS.............................................21
                  OTHER INFORMATION REGARDING THE DIRECTORS..................21
                  OTHER INFORMATION REGARDING KPMG LLP AS THE COMPANY'S
                    INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM............23

                  1. Subscriber is acquiring Shares directly or indirectly for the account of an "accredited investor" meeting one or more of the "asset tests" set forth in Rule 501(a) of Regulation D under the Securities Act of 1933 (the "1933 Act"). (Alternative tests under Regulation D also may be relied upon with respect to selected categories of investors, including employees, officers and directors of affiliates of the Company.) Such accredited investors are referred to in the Offering Memorandum as "Eligible Investors" and
                     include the following:...................................1

                  2. An Eligible Investor generally must have a brokerage
                     account with an approved Placement Agent. Existing Shareholders subscribing for additional Shares must be Eligible Investors at the time of the additional subscriptions............................................1

EXHIBIT I         FORM OF AGREEMENT AND PLAN OF REORGANIZATION AND MERGER...I-1

EXHIBIT II        INVESTOR QUALIFICATIONS AND REPRESENTATIONS..............II-1

I.       PROPOSAL 1:  APPROVAL OF THE PLAN OF REORGANIZATION AND MERGER
         --------------------------------------------------------------

                                     SUMMARY

         The following is a summary of certain information contained elsewhere in this Proxy Statement and Prospectus (including documents incorporated by reference) and is qualified in its entirety by reference to the more complete information contained in this Proxy Statement and Prospectus, the Company's Prospectus and in the Agreement and Plan of Reorganization and Merger, attached hereto as Exhibit I.

         The Board of Directors of the Company (the "Board" or the "Board of Directors"), including the Directors who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act")) (the "Independent Directors"), have unanimously approved an Agreement and Plan of Reorganization and Merger (the "Plan" or the "Plan of Reorganization and Merger"), a form of which is attached hereto as Exhibit I. While there are multiple steps to the reorganization and merger, as further described under the heading "Information About the Reorganization and Merger," the surviving entity effectively will be Multi-Strategy Series G, which will upon completion of the merger (the "Merger," together with the other steps to the transaction, the "Reorganization and Merger"), be owned by Shareholders of both Multi-Strategy Series M and Multi-Strategy Series G and will hold all the assets previously held by both Multi-Strategy Series M and Multi-Strategy Series G.

         As a result of the Reorganization and Merger, each Multi-Strategy Series M Shareholder will cease to be a Shareholder of Multi-Strategy Series M and will become a Shareholder of Multi-Strategy Series G. No sales charge or redemption fee will be imposed at the time of the Reorganization and Merger.

         For the reasons set forth in the "Reasons for the Reorganization and Merger" section, the Board of Directors has unanimously concluded that the Reorganization and Merger is in the best interests of Multi-Strategy Series M, Multi-Strategy Series G and their Shareholders.

Federal Income Tax Considerations

         As a condition to the closing of the Reorganization and Merger, the Company will receive an opinion of counsel to the effect that, for federal income tax purposes, the Reorganization and Merger will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by Multi-Strategy Series G, Multi-Strategy Series M or their Shareholders as a result of the Reorganization and Merger. See "Information about the Reorganization and Merger
- Tax Consequences of the Reorganization and Merger."

                 COMPARISON OF IMPORTANT FEATURES OF THE SERIES

The Investment Objectives and Policies of the Series

         This section summarizes the investment policies of Multi-Strategy Series G and Multi-Strategy Series M. For a complete description of the investment policies and risks for Multi-Strategy Series G, you should read the Company's Prospectus (enclosed), which is incorporated by reference into this Proxy Statement and Prospectus.

         Multi-Strategy Series G and Multi-Strategy Series M currently share the same investment objective to seek capital appreciation. Each Series seeks to achieve its objective principally through investing in investment funds ("Investment Funds") managed by third-party investment managers ("Investment Managers") that employ a variety of alternative investment strategies. These investment strategies allow Investment Managers the flexibility to use leveraged or short sale positions to take advantage of perceived inefficiencies across the global capital markets and are referred to as "alternative" strategies in contrast to the long only, limited leverage investment programs of conventional registered investment companies such as mutual funds. Because Investment Funds following alternative investment strategies (whether hedged or not) are often described as "hedge funds," the investment program of each Series can be referred to as a fund of hedge funds. Although Multi-Strategy Series G and Multi-Strategy Series M share identical investment policies, those policies historically have been implemented differently, with differing risk and return profiles as described in the next paragraph.

         The Series currently have different return and volatility targets. Multi-Strategy Series M currently seeks to realize a targeted annualized net return to its Shareholders over any three- to five-year investment horizon equal to the return for that period of three-month U.S. Treasury Bills plus 6.0%, with targeted annualized volatility as measured by standard deviation of less than 5.5%; and Multi-Strategy Series G currently seeks to realize a targeted annualized net return to its Shareholders over any three- to five-year investment horizon equal to the return for that period of three-month U.S. Treasury Bills plus 8.5%, with targeted annualized volatility as measured by standard deviation of less than 7.5%. In accord with these differing return/volatility targets, Citigroup Alternative Investments LLC ("CAI" or the "Adviser") currently allocates a greater portion of the investments it identifies as having increased return potential (with generally more variable expected returns as to both gains and losses) to Multi-Strategy Series G than it does to Multi-Strategy Series M. (To date, this has not required, however, that limited opportunities be held aside for one Series or the other.) No assurance can be given, however, that a Series' investment objective or its particular return/volatility targets will be achieved. In addition, although Multi-Strategy Series G currently targets a higher return, and therefore a higher risk/volatility profile than Multi-Strategy Series M, no assurance can be given that either Series will not lose money, and under certain circumstances Multi-Strategy Series M actually may experience greater losses than Multi-Strategy Series G.

         As described in the enclosed "Q&A" and Notice of Special Meeting of Shareholders and in Section II hereof, the Board of Directors is recommending that the Shareholders of the Series approve three proposals regarding the Series' return and volatility targets. (See the discussion of Proposals 2, 3 and 4 below.)

Investment Restrictions

         A Series may not change a fundamental investment restriction without the approval of holders of a "majority of the outstanding voting securities" of the Series. As defined in the 1940 Act, and as used herein, the term "majority of the outstanding voting securities" of a Series means the vote of the holders of the lesser of (i) 67% of the shares of the Series present or represented by proxy at a meeting where more than 50% of the outstanding shares of the Series are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Series. Each Series has adopted the same fundamental investment restrictions limiting its ability to: (i) invest in issuers engaged in any single industry; (ii) issue senior securities; (iii) act as an underwriter; (iv) lend any security or make loans; (v) buy or sell commodities or commodity (futures) contracts; and (vi) purchase or sell real estate. Other than as described in Section II hereof with respect to the Series' return/volatility targets, no changes are recommended to any of the fundamental investment restrictions.

Dividends

         Each Series has the same distribution policy with respect to dividends and net capital gains, if any. Each Series expects to make distributions necessary to obtain the benefits of qualifying as a regulated investment company ("RIC") under the U.S. Internal Revenue Code of 1986 (the "Code") and to avoid corporate-level federal income tax. However, it is possible that some excise tax will be incurred and, although not currently anticipated, there are circumstances in which either or both Series may elect not to make the distributions necessary to avoid this tax. Each Series intends to distribute all of its net investment income and realized net capital gains, if any, at least annually.

         Pursuant to each Series' Automatic Dividend Reinvestment Plan, unless a Shareholder is ineligible or otherwise elects, all distributions of dividends and capital gains are automatically reinvested by the Series in additional shares of such Series. Election not to participate in the Automatic Dividend Reinvestment Plan and to receive all dividends and capital gain distributions in cash may be made by notice to a Shareholder's broker or dealer (who should be directed to so inform the Series).

Form of Organization

         Multi-Strategy Series M and Multi-Strategy Series G are each series of the Company, which is a limited liability company organized under the laws of the State of Delaware and is registered under the 1940 Act as a closed-end investment company. The Company is authorized to issue an unlimited number of Shares of Multi-Strategy Series M and Multi-Strategy Series G, all at $0.00001 par value per Share.

         Both Series are governed by the Company's Third Amended and Restated Limited Liability Company Agreement. The business and affairs of the Company and each Series are managed under the direction of the Company's Board of Directors. See "Management of the Company - Board of Directors" in the Company's Prospectus.

Management and Administrative Arrangements

         The investment manager for each of the Series is CAI, located at 731 Lexington Avenue, 25th Floor, New York, New York 10022. If Shareholders approve the Reorganization and Merger, Multi-Strategy Series G (which at that time would include the current assets of Multi-Strategy Series M) will continue to be managed by CAI, following consummation of the Reorganization and Merger.

         CAI, a limited liability company organized under the laws of the State of Delaware, has the responsibility to implement the investment program of each Series, subject to the ultimate supervision of, and any policies established by, the Board of Directors. This will not change as a result of the Reorganization and Merger. Under the terms of an Investment Advisory Agreement initially effective as of November 1, 2002, CAI as investment manager allocates each Series' assets and monitors regularly each Investment Fund to determine whether its investment program is consistent with each Series' investment objective and whether its investment performance and other criteria are satisfactory. CAI is an indirect, wholly owned subsidiary of Citigroup, and is considered to be the alternative investment management unit of Citigroup. CAI and its affiliates had assets under management of over $38.3 billion in alternative investments as of January 31, 2006.

         The advisory fee rates that are currently payable by the Series under the Investment Management Agreement are identical, and, effective as of August 1, 2005, are at the annual rate, payable monthly, of 1.5% of net assets. This advisory fee rate will not change as a result of the Reorganization and Merger. (For the fiscal year ended March 31, 2005, and the subsequent interim period ended July 31, 2005, Multi-Strategy Series G paid the Adviser an advisory fee at the annual rate of 2.25% of net assets. For the fiscal year ended March 31, 2005, and the subsequent interim period ended July 31, 2005, Multi-Strategy Series M paid the Adviser an advisory fee at the annual rate of 2% of net assets. Although the advisory fees were reduced as of August 1, 2005, the level of services provided by the Adviser were not affected by that reduction in fees.

         CAI also provides certain administrative services to the Company. For its services as a co-administrator, CAI receives no fee.

         The Company has entered into an administration agreement with PFPC, Inc. ("PFPC") pursuant to which PFPC performs certain administrative services for the Series. For its services as a co-administrator, PFPC is entitled to receive from each Series an annual fee, payable monthly, of 0.075% of each Series' first $200 million of average net assets, 0.05% of each Series' next $150 million of average net assets and 0.035% of each Series' average net assets in excess of $350 million and an annual Shareholder processing fee of $150 per Shareholder per year, for each of the first 500 Shareholders, plus $100 per Shareholder per year, for each of the next 500 Shareholders, plus $85 per Shareholder per year, for each of the next 1,000 Shareholders, plus $50 per Shareholder per year, for each investor in excess of 2,000. The "breakpoints" in PFPC's administrative fee are intended to reflect the economies of scale realizable in the delivery of these services. PFPC also serves, with no separate compensation, as the dividend disbursing agent for each Series.

Placement Agents and Distributors

         One or more Placement Agents, who may be affiliated with the Adviser, may be appointed by the Company from time to time and will serve in that capacity on a reasonable best efforts basis, subject to various conditions. Placement fees payable to the Placement Agents are deducted from a prospective investor's subscription amount, will not be applied to the purchase of Shares made by the investor and will not be part of the assets of the particular Series. The Adviser or its affiliates also may pay from their own resources additional compensation to the Placement Agents in connection with placement of shares or servicing of investors.

         The Adviser is an affiliate of Citigroup Global Markets Inc. (and its division Smith Barney), as well as certain Citibank, N.A. branches and affiliates through which the Citigroup Private Bank engages in business. These branches and affiliates may act as Placement Agents or Distributors of investment vehicles advised by CAI (such as the Company) and will be compensated for their services in a variety of manners (which include placement fees and payments calculated by reference to incentive fees and management fees earned by
CAI).

Board of Directors

         The Board of Directors of the Company currently consists of three members, two of whom are Independent Directors. Raymond Nolte, Charles Hurty and Steven Krull serve as Directors, and both Mr. Hurty and Mr. Krull are Independent Directors.

         Shareholders of the Company will vote on the election of Directors at the Meeting. All of the current members of the Board of Directors have been nominated for reelection. In addition, Mr. Joshua Weinreich has been nominated to serve as an Independent Director. Biographical information regarding each of the current Directors and Mr. Weinreich is provided later in this Proxy Statement and Prospectus under Section III hereof. (See the discussion of Proposal 5 below.)

Purchase of Shares of Multi-Strategy Series M and Multi-Strategy Series G

         Investors may purchase Shares of Multi-Strategy Series G through Placement Agents and Distributors, described above under the heading "Placement Agents and Distributors." Investors could purchase Shares of Multi-Strategy Series M until February 28, 2006 (when such purchases were suspended in light of the planned transactions that are the subject of this Proxy Statement and Prospectus). The Series have identical purchase procedures, and no changes to these procedures will result from the Reorganization and Merger.

         Shares are offered at their Series' net asset value per Share, and each Share subscribed for represents a capital investment in the particular Series in that amount. The minimum initial investment in a Series from each investor is $25,000 (gross of any placement fees described below), and the minimum additional investment in a Series is $10,000, at all times in increments of $5,000. The minimum initial and additional investments may be reduced the Company or its designated agents with respect to individual investors or classes of investors (for example, with respect to certain key employees, officers or directors of the Company, the Adviser or their affiliates). The Board of Directors may, in its discretion, cause the Company to repurchase a Shareholder's entire interest in a Series (i.e., all shares of that Series held by the Shareholder) if the Shareholder's investment balance in the Series, as a result of repurchase or transfer requests by the Shareholder, is less than $25,000 (or any lower amount equal to the Shareholder's initial subscription amount net of placement fees).

         No Shareholder of the Series will have the right to require the Company to redeem the Shares. No public market for Shares of the Series exists, and none is expected to develop in the future. Consequently, Shareholders may not be able to liquidate their investment other than as a result of repurchases of Shares by the Company. Multi-Strategy Series M and Multi-Strategy Series G have identical repurchase procedures, as described below, and no changes to these procedures will result from the Reorganization and Merger.

Repurchases of Shares

         The Company may from time to time repurchase Shares from Shareholders in accordance with written tenders by Shareholders at those times, in those amounts, and on terms and conditions as the Board of Directors may determine in its sole discretion. Each such repurchase offer may be limited to shares of one or more Series and will generally apply to 5-15% of the net assets of the particular Series. In determining whether the Company should offer to repurchase Shares from Shareholders, the Board of Directors will consider the recommendation of the Adviser and various other business and legal matters. The Company's initial repurchase of Shares was completed as of July __, 2003, and the Adviser has recommended (and expects to continue to recommend) quarterly repurchase offers since then, generally as of the last business day of each March, June, September and December. The current such repurchase offer was mailed to Shareholders on or about March 28, 2006.

Exchanges

         Neither Shares of Multi-Strategy Series M nor Shares of Multi-Strategy Series G may be exchanged for shares of any other investment fund.

                   PRINCIPAL RISKS OF INVESTING IN THE COMPANY

         The principal risks associated with an investment in Multi-Strategy Series M and Multi-Strategy Series G are the same. These risks are discussed below. As a result of these risks, the value of your investment in Multi-Strategy Series G, as in Multi-Strategy Series M, will fluctuate, which means you could lose money.

         The Investment Program of Each Series Is Speculative and Entails Substantial Risks. All securities investing and trading activities risk the loss of capital. No assurance can be given that a Series' investment objective or its particular return/volatility targets will be achieved. Each Series' performance depends upon the performance of the Investment Funds and the Adviser's ability to effectively select Investment Funds and allocate and reallocate the Series' assets among them. Each Investment Fund's use of leverage, short sales and derivative transactions, in certain circumstances, can result in significant losses. As a non-diversified investment company, none of the Series is subject to the percentage limitations imposed by the 1940 Act on the portion of its assets that may be invested in the securities of any one issuer. As a result, the investment portfolio of each Series may be subject to greater risk and volatility than if the portfolio were invested in the securities of a broader range of issuers.

         Investment in a Series Is Not Suitable for All Investors. Prospective investors in the Company should review carefully the discussion under the captions "Types of Investments and Related Risks" and "Other Risks" in the Company's Prospectus for specific risks associated with each Series' and the Investment Managers' styles of investing. An investment in a Series should only be made by investors who understand the nature of the investment, do not require more than limited liquidity in the investment and have sufficient capital to sustain the loss of their entire investment in the Series. Each prospective investor will be required to certify that the Shares subscribed for are being acquired directly or indirectly for the account of an "accredited investor" meeting one or more of the "asset tests" for such accreditation defined in Regulation D under the Securities Act of 1933. To assist the Company in meeting its "know your customer" obligations, an eligible investor generally must have a brokerage account with an approved Placement Agent. Existing Shareholders subscribing for additional Shares must continue to be eligible investors at the time of the subscription. See Exhibit II to this Proxy Statement and Prospectus, which describes in detail the qualifications required to invest in the Company.

         Investment Funds Pursue Various Investment Strategies. The Investment Funds selected by a Series may invest and trade in a wide range of instruments and markets and may pursue various investment strategies. The Investment Funds may invest and trade in equity and debt securities (including initial public offerings), and may also invest and trade in equity related instruments, currencies, financial futures and debt related instruments. Some of these securities or other instruments may be restricted or illiquid so that it may not be possible to sell them at the most opportune times or at prices approximating the value at which they were purchased. In addition, the Investment Funds may sell securities short and use a wide range of other investment techniques. The Investment Funds generally are not limited in the markets, either by location or type, such as large capitalization, small (including micro) capitalization or non-U.S. markets, in which they invest, or the investment discipline that their Investment Managers may employ, such as value or growth or bottom up or top down analysis. Special risks apply to investing in non-U.S., smaller capitalization and micro-capitalization issuers. The Investment Funds may use various investment techniques for hedging and non-hedging purposes. An Investment Fund may, for example, sell securities short and purchase and sell options and futures contracts and engage in other derivative transactions, subject to certain limitations described in the Company's Prospectus. The use of these techniques may be an integral part of an Investment Fund's investment strategy and may involve certain risks. The Investment Funds may use leverage, which also entails risk. See "Types of Investments and Related Risks" in the Company's Prospectus.

         The Investment Funds or a Series May Use Leverage. Some or all of the Investment Funds may make margin purchases of securities and, in connection with these purchases, borrow money from brokers and banks (i.e., through credit facilities, lines of credit, or other margin or borrowing arrangements) for investment purposes. Use of leverage in this manner is speculative and involves certain risks. A Series may borrow money in connection with its investment activities, for cash management purposes, to fund the repurchase of Shares or for temporary or emergency purposes. In general, the use of leverage by Investment Funds or a Series will increase the volatility of the Investment Funds or the Series.

         There Are Special Tax Risks. In order to qualify as a regulated investment company or RIC under Subchapter M of the Code and to avoid being taxed as a corporation for federal income tax purposes, each Series must satisfy, among other requirements, certain ongoing asset diversification, source of income and distribution requirements. Each of these ongoing requirements for qualification for the favorable tax treatment for RICs require that a Series obtain information from the Investment Funds in which the Series is invested. To facilitate the information gathering process and compliance with certain asset diversification requirements, each Series has retained an independent third-party service provider to mediate, in certain respects, the interaction with the Investment Funds. The primary role of the third-party service provider is to collect and aggregate information with respect to the Investment Funds' holdings and to test those holdings against the diversification requirements outlined in Subchapter M of the Code. The Adviser also has established internal policies and procedures for monitoring the compliance process, but nonetheless relies in substantial part on the service provider referenced in the prior sentence.

         If before the end of any quarter of its taxable year, a Series believes that it may fail the asset diversification requirement, the Series may seek to take certain actions to avert such a failure. A Series may try to acquire additional interests in Investment Funds to bring itself into compliance with the asset diversification test. However, the action frequently taken by regulated investment companies to avert such a failure, the disposition of non-diversified assets, may be difficult for the Series to pursue because a Series may effect withdrawals from an Investment Fund only at certain times specified by the governing documents of the particular fund. While relevant provisions also afford a Series a 30-day period after the end of the relevant quarter in which to cure a diversification failure by disposing of non-diversified assets, the same constraints on a Series' ability to effect a withdrawal from an Investment Fund may limit utilization of this cure period.

         If the Series fails to satisfy the asset diversification or other RIC requirements, it may lose its status as a regulated investment company under the Code. In that case, all of its taxable income would be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to the Shareholders. In addition, all distributions (including distributions of net capital gain) would be taxed to their recipients as dividend income to the extent of the Series' current and accumulated earnings and profits. Accordingly, disqualification as a regulated investment company would have a material adverse effect on the value of a Series' Shares and the amount of a Series' distributions. See "Tax Aspects Applicable As Of and After the Tax Conversion Date" in the Company's Prospectus.

         The Shares Have Limited Liquidity. It is not anticipated that Shares will be listed on any securities exchange or traded in other markets, and Shares will be subject to substantial restrictions on transfer. Although the Company expects to offer to repurchase Shares of a Series from the Shareholders from time to time, no assurance can be given that these repurchases will occur. See "Types of Investments and Related Risks" and "Redemptions, Repurchases and Transfers of Shares" in the Company's Prospectus.

         The Investment Funds Operate Independently of the Series and Are Largely Unregulated. The Investment Funds generally will not be registered as investment companies under the 1940 Act and each Series, as an investor in these Investment Funds, will not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies. While the Adviser in many instances seeks to negotiate arrangements that provide for regular reporting of performance and portfolio data by the Investment Funds, at times the only means of obtaining independent verification of performance data will be reviewing an Investment Fund's annual audited financial statements. Absent such negotiated arrangements (or as otherwise may be provided in the Investment Fund's governing documents), Investment Funds are not contractually or otherwise obligated to inform their investors, including the Series, of details surrounding their investment strategies. (This means, for example, that if two or more of a Series' Investment Funds were to invest significantly in the same company or industry, the Series' investments could be "concentrated" in that company or industry without the Adviser having had the prior opportunity to assess the risks of such concentration.) In addition, the Company, the Series and the Adviser have no control over the Investment Funds' investment management, brokerage, custodial arrangements or operations and must rely on the experience and competency of each Investment Manager in these areas. The performance of each

Series is entirely dependent on the success of the Adviser in selecting Investment Funds for investment by the Series and the allocation and reallocation of each Series' assets among Investment Funds.

         Prior to investing in any Investment Fund, the Adviser will conduct a due diligence review of the valuation methodology utilized by the Investment Fund, which as a general matter will utilize market values when available, and otherwise utilize principles of fair value that the investment adviser believes to be reasonably appropriate and otherwise consistent with industry standards.

         The Series' investment securities are largely illiquid and neither the Directors nor the Adviser may be able to confirm the valuation information provided by the Investment Managers. Valuation reported by Investment Funds may be subject to later adjustment which would then be reflected in the net asset value of the Series. The Company's fair valuation policies may affect the number of Shares of Multi-Strategy Series G issued to Multi-Strategy Series M Shareholders in exchange for Shares of New Multi-Strategy Series M (obtained in exchange for Shares of Multi-Strategy Series M) in the consummation of the Reorganization and Merger.

         Investors May Be Able to Invest in the Investment Funds Directly at a Lower Cost than Investing Indirectly through a Series. An investor who meets the eligibility conditions imposed by the Investment Funds, including minimum initial investment requirements that generally will be substantially higher than those imposed by the Company, could invest directly in the Investment Funds. Each Investment Fund generally requires its investors to be "qualified purchasers" within the meaning of Section 2(a)(51)(A) of the 1940 Act (i.e., individuals holding at least $5 million in investments or companies holding at least $25 million in investments) and to make minimum initial investments in such Investment Fund of $1 million to $5 million. By investing in the Investment Funds indirectly through a Series, an investor bears a proportionate part of the asset-based fees and other expenses paid by the particular Series to the Adviser and other expenses of the Series, and also indirectly bears a portion of the asset-based fees, performance compensation and other expenses borne by each Series as an investor in the Investment Funds.

         Each Series Bears the Fees of its Underlying Investment Managers and the Fee Arrangements of Those Managers May Involve Special Risks. Each Investment Manager to which the Adviser allocates the assets of a Series generally will charge the Series, as an investor in an underlying Investment Fund, an asset-based fee, and some or all of the Investment Managers will receive performance-based compensation (either fees or in the form of profit "allocations"). The asset-based fees of the Investment Managers generally are expected to range from 1% to 3% annually of the net assets under their management and the performance compensation to the Investment Managers generally is expected to range from 15% to 25% of net profits annually. The receipt of performance compensation by an Investment Manager may create an incentive for an Investment Manager to make investments that are riskier or more speculative than those that might have been made in the absence of such incentive. In addition, because performance compensation generally will be calculated on a basis that includes unrealized appreciation of an Investment Fund's assets, such compensation may be greater than if it were-based solely on realized gains.

         An Investment Manager to an Investment Fund will receive any performance compensation to which it is entitled irrespective of the performance of the other Investment Funds and each Series generally. Thus, an Investment Manager with positive performance may receive performance compensation from a Series, as an investor in an underlying Investment Fund, and indirectly from the Series' investors, even if the Series' overall returns are negative. Investment decisions for the Investment Funds are made by the Investment Managers independently of each other. Consequently, at any particular time, one Investment Fund may be purchasing interests in an issuer that at the same time are being sold by another Investment Fund. Investing by Investment Funds in this manner could cause a Series to indirectly incur certain transaction costs without accomplishing any net investment result.

         There Are Special Risks Related to a Series' Investments in the Investment Funds. Each Series may make additional investments in, or withdrawals from, the Investment Funds only at certain times specified in the governing documents of the Investment Funds (or in such negotiated "side letter" or similar arrangements as the Adviser may be able to enter into with the Investment Fund on behalf of a Series). In addition, each Series may be subject to fees imposed on its withdrawals from the Investment Funds, especially with respect to "early withdrawals" made within one year of its initial investment in a particular Investment Fund. A portion of the assets of certain Investment Funds also may be invested in longer term strategies, further restricting liquidity of the Company's investment in these Investment Funds.

         To the extent a Series' holdings in an Investment Fund afford it no ability to vote on matters relating to the Investment Fund, the Series will have no say in matters that could adversely affect the Series' investment in the Investment Fund.

         Investment Funds may be permitted to distribute securities in kind to investors, including a Series. Securities that a Series may receive upon a distribution may be illiquid or difficult to value. In such circumstances, the Adviser would seek to dispose of these securities in a manner that is in the best interests of the Series.

                                FEES AND EXPENSES

                   FEES AND EXPENSES - MULTI-STRATEGY SERIES M

         The following table illustrates the direct fees and expenses that Multi-Strategy Series M expects to incur and that Shareholders investing in Multi-Strategy Series M can expect to bear.(1)

               Fee Table for Multi-Strategy Series M Shareholders
                     (for fiscal year ending March 31, 2006)

    SHAREHOLDER TRANSACTION FEES                                         Actual
    Maximum placement fee (percentage of purchase amount)               3.00%(1)
    Maximum repurchase fee                                                None
    ANNUAL EXPENSES (as a percentage of Multi-Strategy Series M's net assets)
    Management Fee                                                        1.50%
    Interest Expenses                                                     None
    Other Expenses                                                        1.16%

    Total Annual Expenses                                                 2.66%

------------------

--------------------------
(1) The Series also will bear costs and expenses as an investor in the Investment Funds (including fees that may be imposed on its withdrawals of assets invested in the Investment Funds), which costs and expenses are not reflected in the table and will reduce the Series' investment returns. Specifically, the Series will be subject to asset-based fees of 1-3% of the Series' investment in any Investment Fund and generally also will be subject to performance-based fees of 15-25% of net profits earned on that investment.

(1) In connection with initial and additional investments, investors may be charged placement fees (sales commissions) of up to 3.0% of the amounts transmitted in connection with their subscriptions (depending on the amounts subscribed for; investments of $5,000,000 or more will not be subject to placement fees) in the discretion of their Placement Agent. The placement fee will be deducted from a prospective investor's subscription amount, will not be applied to the purchase of Shares by the Investor and will not be part of the assets of the Series. Such placement fees are not included in the presentation of per annum fees and expenses in the table above. See "Subscriptions for Shares - Placement Fees" in the Company's Prospectus. Placement fees (sales commissions) currently are, however, not being charged in respect of Multi-Strategy Series M, as there is no current offering activity for the Series.

         The purpose of the table above is to assist investors in understanding the various fees and expenses Shareholders will bear directly or indirectly. "Other Expenses," as shown above, are based on actual expenses for the fiscal year ended March 31, 2006 (reflecting average net assets over that period and as calculated to the knowledge of the Company as of the date of this Proxy Statement and Prospectus), and include professional fees and other expenses that the Series will bear directly, including custody fees and expenses, as well as expenses related to the offering. For a more complete description of the various fees and expenses of the Company, see "Company Expenses," "Management Fee," "Administrator" and "Subscriptions for Shares" in the Company's Prospectus.

Example

         You would pay the following fees and expenses on a $25,000 investment (minimum initial investment) in Multi-Strategy Series M, assuming a 5% annual return:*

      1 year                             3 years
      ------                             -------
      $1,445                              $2,937

         The Example is based on the estimated fees and expenses set out above (and also reflects the maximum 3.0% placement fee that may be assessed on a $25,000 investment in the Series). It should not be considered a representation of future expenses, as actual expenses may be greater or less than those shown. Moreover, the rate of return of the Series may be greater or less than the hypothetical 5% return used in the Example. A greater rate of return than that used in the Example would increase certain fees and expenses paid by the Series.

------------------
* On an investment of $1,000, the Example would be as follows:

Example

         You would pay the following fees and expenses on a $1,000 investment in Multi-Strategy Series M, assuming a 5% annual return:

      1 year                             3 years
      ------                             -------
       $58                                 $117

                   FEES AND EXPENSES - MULTI-STRATEGY SERIES G

         The following table illustrates the direct fees and expenses that Multi-Strategy Series G expects to incur and that Shareholders investing in Multi-Strategy Series G can expect to bear.(2)

------------------
(2) The Series also will bear costs and expenses as an investor in the Investment Funds (including fees that may be imposed on its withdrawals of assets invested in the Investment Funds), which costs and expenses are not reflected in the table and will reduce the Series' investment returns. Specifically, the Series will be subject to asset-based fees of 1-3% of the Series' investment in any Investment Fund and generally also will be subject to performance-based fees of 15-25% of net profits earned on that investment.

          Fee Table for Shareholders of Multi-Strategy Series G (for fiscal year ending March 31, 2006) and Estimated Pro Forma Table for Multi-Strategy Series G (for fiscal year ending March 31, 2007)

                                                                 Estimated 2007
SHAREHOLDER TRANSACTION FEES                            Actual       Pro Forma
Maximum placement fee (percentage of purchase amount)    3.00%(1)    3.00%(1)
Maximum repurchase fee                                   None          None
ANNUAL EXPENSES (as a percentage of Multi-Strategy
     Series G's net assets)
     Management Fee                                      1.50%         1.50%
     Interest Expenses                                   None          None
     Other Expenses                                      1.08%         0.98%

Total Annual Expenses                                    2.58%         2.48%

------------------
(1) In connection with initial and additional investments, investors may be charged placement fees (sales commissions) of up to 3.0% of the amounts transmitted in connection with their subscriptions (depending on the amounts subscribed for; investments of $5,000,000 or more will not be subject to placement fees) in the discretion of their Placement Agent. The placement fee will be deducted from a prospective investor's subscription amount, will not be applied to the purchase of Shares by the investor and will not be part of the assets of the Series. Such placement fees are not included in the presentation of per annum fees and expenses in the table above. See "Subscriptions for Shares--Placement Fees" in the Company's Prospectus.

         The purpose of the table above is to assist investors in understanding the various fees and expenses Shareholders will bear directly or indirectly. "Other Expenses," as shown above, are based on estimated expenses for the fiscal year ended March 31, 2007 and on actual expenses for the fiscal year ended March 31, 2006 (reflecting average net assets over that period and as calculated to the knowledge of the Company as of the date of this Proxy Statement and Prospectus), and include professional fees and other expenses that the Series will bear directly, including custody fees and expenses, as well as expenses related to the offering. For a more complete description of the various fees and expenses of the Company, see "Company Expenses," "Management Fee," "Administrator" and "Subscriptions for Shares" in the Company's Prospectus.

Example

         You would pay the following fees and expenses on a $25,000 investment (minimum initial investment) in Multi-Strategy Series G, assuming a 5% annual return:*

      1 year                             3 years
      ------                             -------
      $1,402                              $2,802

         The Example is based on the estimated fees and expenses set out above (and also reflects the maximum 3.0% placement fee that may be assessed on a $25,000 investment in the Series). It should not be considered a representation of future expenses, as actual expenses may be greater or less than those shown. Moreover, the rate of return of the Series may be greater or less than the hypothetical 5% return used in the Example. A greater rate of return than that used in the Example would increase certain fees and expenses paid by the Series.

------------------
* On an investment of $1,000, the Example would be as follows:

Example

         You would pay the following fees and expenses on a $1,000 investment in Multi-Strategy Series G, assuming a 5% annual return:

      1 year                             3 years
      ------                             -------
       $56                                 $112

                    REASONS FOR THE REORGANIZATION AND MERGER

         The Board of Directors of the Company has determined that it is in the best interest of the Shareholders of each of Multi-Strategy Series M and Multi-Strategy Series G to combine into a single investment pool having the same investment objectives and policies as those of Multi-Strategy Series G, as contemplated in the Form of Agreement and Plan of Reorganization and Merger attached to the enclosed Proxy Statement and Prospectus as Exhibit I. The Board of Directors believes the proposed Reorganization and Merger will benefit Multi-Strategy Series M Shareholders because the Adviser has advised that Multi-Strategy Series M's expenses relative to its present asset levels make its continued operation as a separate Series of the Company potentially impracticable. The Adviser also has indicated that (through new Share purchases by investors, for example) it does not expect asset growth to create sufficient economies of scale to reduce the Series' expense ratio in a timely fashion. Combining Multi-Strategy Series M with Multi-Strategy Series G therefore provides the opportunity for Multi-Strategy Series M Shareholders to continue to obtain exposure, in a tax efficient manner, to a similar investment program offered by the same institution and management team. From the point of view of both Multi-Strategy Series M and Multi-Strategy Series G Shareholders, the increased asset base that will result from their combination should improve investment flexibility and may result over time in reduced per share expense levels.

         For the reasons described above, the Board, including the Independent Directors, has approved the combination of Multi-Strategy Series M with Multi-Strategy Series G. The Board unanimously recommends that Shareholders of Multi-Strategy Series M and Multi-Strategy Series G vote "FOR" approval of the Reorganization and Merger.

                 INFORMATION ABOUT THE REORGANIZATION AND MERGER

Agreement and Plan of Reorganization and Merger

         The following summary of the Plan of Reorganization and Merger is qualified in its entirety by reference to the form of such Plan attached to this Proxy Statement and Prospectus as Exhibit I. The Plan provides that, subject to the requisite approval of the Shareholders of Multi-Strategy Series M and Multi-Strategy Series G, Multi-Strategy Series M first will be reorganized in the manner described in this paragraph. Because Delaware law does not include terms clearly providing for a "statutory merger" of two series of the same entity (which treatment under state law is highly desirable given specific issues associated with the underlying assets of the two Series, especially their strict limits on transferability), the Reorganization and Merger is being structured to provide for several steps. Thus, as the first step of the combination, the Reorganization will be effected by transferring the assets of Multi-Strategy Series M to New Multi-Strategy Series M, a newly formed subsidiary of Multi-Strategy Series M to be organized as a separate limited liability company, in exchange for 100% of the shares of New Multi-Strategy Series M. Promptly thereafter, and as part of the Reorganization, Multi-Strategy Series M will be dissolved following distribution of the New Multi-Strategy Series M shares held by Multi-Strategy Series M to Multi-Strategy Series M's Shareholders. (These first two steps of the Reorganization and Merger are to be executed under the authority of the Board of Directors and do not themselves require Shareholder consent; only the Merger described in the next paragraph between New Multi-Strategy Series M and Multi-Strategy Series G requires the Shareholder consents being asked for in this Proxy Statement and Prospectus.)

         Promptly after this Reorganization, New Multi-Strategy Series M will be merged into Multi-Strategy Series G in a transaction qualifying as a statutory merger for purposes of the Delaware Limited Liability Company Act. The surviving entity will be Multi-Strategy Series G, which will upon completion of the Merger, be owned by Shareholders of both Multi-Strategy Series M and Multi-Strategy Series G and will hold all the assets previously held by both Multi-Strategy Series M and Multi-Strategy Series G. Upon the completion of these various steps to the Reorganization and Merger, current Multi-Strategy Series M Shareholders participating in the Reorganization and Merger will have surrendered their Multi-Strategy Series M Shares and received Multi-Strategy Series G Shares equal in aggregate dollar value to the Shares of Multi-Strategy Series M held by such Shareholders immediately before the transaction. As a result, each Multi-Strategy Series M Shareholder will cease to be a Shareholder of Multi-Strategy Series M and will become a Shareholder of Multi-Strategy Series G.

         The Plan of Reorganization and Merger may be amended or abandoned at any time prior to completion of the Reorganization and the Merger. Certain amendments to the Plan will not require the consent of the Shareholders, if the Directors, limited by their fiduciary obligations and their duty of care and loyalty under Delaware law determine that such amendments will not have a material adverse effect on either Series. However, the Company will provide Shareholders with information describing any material amendment to the Plan prior to Shareholder consideration and promptly as agreed upon. The obligations of the parties under the Plan are subject to various conditions, including approval by Multi-Strategy Series M and Multi-Strategy Series G Shareholders holding the requisite number of Shares and the continuing accuracy of various representations and warranties made by the parties.

         For technical reasons relating to tax requirements applicable to Multi-Strategy Series M under Subchapter M of the Code, completion of the Reorganization and Merger is not contemplated until the fourth quarter of 2006. Shareholders of the Company will be advised of the same promptly upon its completion.

Expenses Resulting from the Reorganization

         The expenses of preparation, printing and mailing of the enclosed form of proxy, the accompanying Notice and this Proxy Statement and Prospectus ("proxy expenses") will be borne by the Company and will be applied to each Series in proportion to its net assets. The proxy expenses are currently estimated to be approximately $95,000 in the aggregate. The Company will bear those expenses directly related to the Reorganization and Merger including the proxy expenses not exceeding 0.10% of the combined unaudited net asset value of Multi-Strategy Series M and Multi-Strategy Series G as of March 31, 2006 (i.e., not exceeding $252,930). These expenses will be applied to each of Multi-Strategy Series M and Multi-Strategy Series G in proportion to its net assets. Any additional proxy expenses or other expenses directly related to the Reorganization and Merger will be borne by the Adviser.

         In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, phone, telegraph or personal interview by officers of the Company or by representatives of CAI, PFPC or the Company's Placement Agents. The cost of soliciting proxies will be borne by the Company, except that any costs associated with time committed by personnel of the Adviser and/or the Placement Agents will be borne by such organizations.

Tax Consequences of the Reorganization and Merger

         The Reorganization and Merger are each intended to qualify for federal income tax purposes as a tax free reorganization under Section 368(a) of the Code. As a condition to the closing of the Reorganization and Merger, the Company will receive the opinion of Shearman & Sterling LLP, counsel to the Company, to the effect that, on the basis of the existing provisions of the Code, Treasury regulations issued thereunder, current administrative regulations and pronouncements and court decisions, and certain facts and assumptions and certain representations of the Company or the Adviser, substantially to the effect that, with respect to the Reorganization:

         1. The Reorganization will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and Multi-Strategy Series M and New Multi-Strategy Series M each will be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

         2. The Shareholders of Multi-Strategy Series M will not recognize gain or loss upon the exchange of all of their Shares of Multi-Strategy Series M solely for limited liability company interests of New Multi-Strategy Series M as described in this Proxy Statement and Prospectus and the Plan. No gain or loss will be recognized by Multi-Strategy Series M upon the transfer of its assets to New Multi-Strategy Series M in exchange for all the limited liability company interests of New Multi-Strategy Series M. In addition, no gain or loss will be recognized by Multi-Strategy Series M on the distribution of New Multi-Strategy Series M shares to Multi-Strategy Series M Shareholders (in liquidation of Multi-Strategy Series M). Nor will gain or loss be recognized by New Multi-Strategy Series M upon the acquisition of the assets of Multi-Strategy Series M in exchange solely for voting limited liability company interests of New Multi-Strategy Series M and the assumption of the liabilities, if any, of Multi-Strategy Series M;

         3. New Multi-Strategy Series M's tax basis for the assets of Multi-Strategy Series M will be the same as the tax basis of these assets when held by Multi-Strategy Series M immediately before the Reorganization, and the holding period of such assets acquired by New Multi-Strategy Series M will include the holding period of such assets when held by Multi-Strategy Series M. Each Multi-Strategy Series M Shareholder's tax basis for the New Multi-Strategy Series M limited liability company interests received by such Shareholder pursuant to the Reorganization will be the same as such Shareholder's tax basis in Multi-Strategy Series M Shares exchanged therefor; and

         4. The holding period of the New Multi-Strategy Series M limited liability company interests received by the Shareholders of Multi-Strategy Series M will include the holding period of their Multi-Strategy Series M Shares exchanged therefor, provided that the Multi-Strategy Series M Shares were held as capital assets on the date of the Reorganization.

and, with respect to the Merger:

         1. The Merger will constitute a "reorganization" within the meaning of
         Section 368(a) of the Code, and the Multi-Strategy Series G and New Multi-Strategy Series M each will be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

         2. The members of New Multi-Strategy Series M (formerly, the Shareholders of Multi-Strategy Series M) will not recognize gain or loss upon the exchange of all of their limited liability company interests of New Multi-Strategy Series M solely for Shares of Multi-Strategy Series G as described in this Proxy Statement and Prospectus and the Plan. No gain or loss will be recognized by New Multi-Strategy Series M upon the transfer of its assets to the Multi-Strategy Series G and the assumption by the Multi-Strategy Series G of the liabilities, if any, of New Multi-Strategy Series M in the Merger. Nor will gain or loss be recognized by the Multi-Strategy Series G upon the acquisition of the assets of New Multi-Strategy Series M (i.e., the assets formerly held by Multi-Strategy Series M) and the assumption of the liabilities, if any, held by New Multi-Strategy Series M in the Merger;

         3. Multi-Strategy Series G's tax basis for the assets held by New Multi-Strategy Series M will be the same as the tax basis of these assets when held by New Multi-Strategy Series M immediately before the Merger, and the holding period of such assets acquired by the Multi-Strategy Series G will include the holding period of such assets when held by New Multi-Strategy Series M. Each New Multi-Strategy Series M member's tax basis for the Multi-Strategy Series G Shares received by such shareholder pursuant to the Merger will be the same as such member's tax basis in the New Multi-Strategy Series M shares exchanged therefor;

         4. The holding period of the Multi-Strategy Series G Shares received by the members of New Multi-Strategy Series M will include the holding period of their New Multi-Strategy Series M shares exchanged therefor, provided that the New Multi-Strategy Series M limited liability company interests were held as capital assets on the date of the Merger; and

         5. The Shareholders of Multi-Strategy Series G will not recognize gain or loss as a result of the Reorganization.

         The Company has not sought a tax ruling from the Internal Revenue Service ("IRS"). The opinion of counsel is not binding on the IRS, nor does it preclude the IRS from adopting a contrary position. Multi-Strategy Series M and Multi-Strategy Series G Shareholders should consult their tax advisers regarding the effect, if any, of the Reorganization and Merger in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization and Merger, Multi-Strategy Series M and Multi-Strategy Series G Shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization and Merger.

         Neither Multi-Strategy Series M nor Multi-Strategy Series G maintained any capital loss carryforwards as of its prior taxable year ended March 31, 2006. To the extent that Multi-Strategy Series M has capital loss carryforwards at the time of the Reorganization and Merger, the usage of such capital loss carryforwards by Multi-Strategy Series G will be limited pursuant to the Code.

Capitalization

         The par value per Share of Multi-Strategy Series M Shares and of Multi-Strategy Series G Shares is $0.00001 per Share. The following table sets forth as of March 31, 2006 (1) the capitalization of Multi-Strategy Series M Shares, (2) the capitalization of Multi-Strategy Series G and (3) the pro forma capitalization of Multi-Strategy Series G, as adjusted showing the effect of the Reorganization and the Merger had they been completed on such date.


                                                                                                Pro Forma After
                                                                                           Reorganization and Merger
                                  Multi-Strategy Series M      Multi-Strategy Series G      Multi-Strategy Series G
                                -------------------------    -------------------------    --------------------------
Members' Capital                $64,813,822                  $188,116,360                 $252,930,182
Net asset value per Unit        $1,161.45                    $1,241.60                    $1,241.60
Units outstanding               55,804.124                   151,511.015                  203,712.869(a)


------------------
(a) Reflects adjustments for net units outstanding due to the Merger.


II.      PROPOSALS 2, 3 AND 4:  CHANGES RELATED TO THE SERIES' RETURN AND
         ----------------------------------------------------------------
         VOLATILITY TARGETS
         ------------------

                                     SUMMARY

         The Series currently have different return and volatility targets. Multi-Strategy Series M currently seeks to realize a targeted annualized net return to its Shareholders over any three- to five-year investment horizon equal to the return for that period of three-month U.S. Treasury Bills plus 6.0%, with targeted annualized volatility as measured by standard deviation of less than 5.5%; and Multi-Strategy Series G currently seeks to realize a targeted annualized net return to its Shareholders over any three- to five-year investment horizon equal to the return for that period of three-month U.S. Treasury Bills plus 8.5%, with targeted annualized volatility as measured by standard deviation of less than 7.5%. The Board seeks to obtain Shareholder approval for three proposals related to Series' return and/or volatility targets:

         First, the Board recommends modifying Multi-Strategy Series G's return and volatility targets to a net annualized return range of 8% to 12% over any three- to five-year investment horizon with targeted trailing annualized volatility as measured by standard deviation of between 4% and 8%.

         Second, for the period following the Meeting and before the completion date of the Reorganization and Merger, the Board of Directors recommends modifying Multi-Strategy Series M's return and volatility targets to a net annualized return range of 8% to 12% over any three-to five-year investment horizon, with targeted trailing annualized volatility as measured by standard deviation of between 4% and 8%, which will match the corresponding new targets of Multi-Strategy Series G.

         Third, the Board of Directors recommends confirming that the return and volatility targets for each of Multi-Strategy Series M and Multi-Strategy Series G are "non-fundamental policies" of the Company, which will permit the Board to change those targets from time to time in the future without the delays and expense of seeking another shareholder vote at that time. Any such change will, however, be made with prior notice to Shareholders.

                PROPOSAL 2: MODIFICATION OF MULTI-STRATEGY SERIES
                        G'S RETURN AND VOLATILITY TARGETS

         Multi-Strategy Series G currently targets annualized net return to its Shareholders over any three- to five-year investment horizon equal to the return for that period of three-month U.S. Treasury Bills plus 8.5%, with targeted annualized volatility as measured by standard deviation of less than 7.5%. The Adviser has, however, recommended to the Board that Multi-Strategy Series G's targets be modified in light of changes since establishment of that target in market conditions and, especially, increased competition and generally moderating return for expectations for segments of the alternative investments/hedge fund industry. The Board therefore has determined that it would be in the best interest of the Shareholders of Multi-Strategy Series G to change the return and volatility targets of Multi-Strategy Series G to a net annualized return range of 8% to 12% over any three- to five-year investment horizon with targeted trailing annualized volatility as measured by standard deviation of between 4% and 8%, as recommended by the Adviser. The Board believes this change better conforms the Series with current market and industry conditions and also is desirable in providing for a target that is no longer tied to fluctuations in interest rates.

         The Board unanimously recommends that Shareholders of Multi-Strategy Series G vote "FOR" approval of the change in Multi-Strategy Series G's return and volatility targets to a net annualized return range of 8% to 12% over any three- to five-year investment horizon with targeted trailing annualized volatility as measured by standard deviation of between 4% and 8%.

                   PROPOSAL 3: MODIFICATION OF MULTI-STRATEGY
                    SERIES M'S RETURN AND VOLATILITY TARGETS

         For the period following the Meeting and before the completion date of the Reorganization and Merger, the Board of Directors recommends modifying Multi-Strategy Series M's return and volatility targets to match the corresponding new targets of Multi-Strategy Series G. This will allow the two pools to be operated subject to a single set of portfolio requirements for the remainder of the year, which may result in reduced per-Share expense levels. While this may result in increased volatility in returns for Multi-Strategy Series M, the Board believes it appropriate, in light of the proposed Reorganization and Merger, to conform the investment profiles of the two Series.

         The Board unanimously recommends that Shareholders of Multi-Strategy Series M vote "FOR" approval of the change in Multi-Strategy Series M's return and volatility targets to a net annualized return range of 8% to 12% over any three- to five-year investment horizon, with targeted trailing annualized volatility as measured by standard deviation of between 4% and 8%.

               PROPOSAL 4: CONFIRMATION OF THE SERIES' RETURN AND
                VOLATILITY TARGETS AS "NON-FUNDAMENTAL POLICIES"

         Neither Series may change a fundamental investment restriction without the approval of a "majority of the outstanding voting securities" of a Series, as defined in the 1940 Act. Under the currently effective Registration Statement of the Company, the Directors believe that the Series' return and volatility targets are non-fundamental policies. As a precautionary measure, in order to allow the Board the flexibility to change the return and/or volatility targets of the Series in the future without the delays and expense of seeking another Shareholder vote at that time, the Board recommends confirming that the return and volatility targets for each of Multi-Strategy Series M and Multi-Strategy Series G are "non-fundamental policies" of the Company. Any such future change in these targets will, however, be made with prior notice to Shareholders. (No change is recommended to the investment objective of each Series, which is to seek capital appreciation.) If this Proposal 4 is not approved by Shareholders of a Series, the Directors have determined to consider these targets as "fundamental policies" (i.e., those requiring Shareholder approval of amendments to them) going forward.

         The Board unanimously recommends that Shareholders of Multi-Strategy Series M and Shareholders of Multi-Strategy Series G vote "FOR" confirmation that their particular Series' return and volatility targets are "non-fundamental" investment restrictions.

III.     PROPOSAL 5:  ELECTION OF THE DIRECTORS
         --------------------------------------

                                     SUMMARY

         Shareholders are being asked to consider the appointment to the Board of Mr. Joshua Weinreich to serve as an Independent Director, as that term is defined for purposes of the 1940 Act. Because rules under the 1940 Act specify that a certain percentage of the Board members must have been elected by Shareholders, Shareholders of the two Series also are being asked approve the reappointment of the current Board members, Mr. Charles Hurty, Mr. Steven Krull, and Mr. Raymond Nolte. Each of Messrs. Hurty, Krull, Nolte and Weinreich has consented to be named in this Proxy Statement and to serve as Director if elected. The Board of Directors has no reason to believe that any of the nominees will become unavailable for election as a Director, but if that should occur before the Meeting, proxies will be voted for such persons as the Board of Directors may recommend at that time. Pursuant to the Company's limited liability company agreement (the Company's "LLC Agreement"), each Director and officer of the Company holds office until his or her death, resignation or removal as provided by statute or the LLC Agreement.

         The Board unanimously recommends that Shareholders of Multi-Strategy Series M and Shareholders of Multi-Strategy Series G vote "FOR" the election to the Board of Directors of Messrs. Hurty, Krull, Nolte and Weinreich.

           INFORMATION REGARDING THE NEW INDEPENDENT DIRECTOR NOMINEE

         Mr. Weinreich, born in 1960, retired in 2004 from Bankers Trust/Deutsche Bank. Between 1985 and 2004, Mr. Weinreich held various positions at Bankers Trust/Deutsche Bank, including Head of Corporate Capital Markets
(US), CIO of Global Private Bank, Deputy Head and Head of Global Private Bank, CEO of Asset Management US and Global Head of Hedge Funds. Mr. Weinreich is currently a Director of Smart Pros (a distance learning company that provides content for continuing education) and serves on the Overlook Hospital Advisory Board and the Endowment Hedge Fund Subcommittee of Cornell University. Mr. Weinreich currently does not oversee any portfolios of any investment companies advised by the Adviser.

         Mr. Weinreich holds a B.A. from Cornell University and an M.B.A. from the Wharton School of the University of Pennsylvania.

        INFORMATION REGARDING THE CURRENT BOARD OF DIRECTORS AND OFFICERS
                                 OF THE COMPANY

         A list of the Directors and officers of the Company and a brief statement of their present positions and principal occupations during the past five years are set out below. Certain of the Directors and officers of the Company are also directors and/or officers of other investment companies that are advised by the Adviser. (The Company and such other investment companies, if also registered under the 1940 Act, are referred to collectively as the "Fund Complex.")


                                               INDEPENDENT DIRECTORS
                                                                            NUMBER OF
                                     TERM OF              PRINCIPAL       PORTFOLIOS IN               OTHER
NAME AND        POSITION(S)        OFFICE* AND           OCCUPATION(S)     FUND COMPLEX            DIRECTORSHIPS
YEAR OF         HELD WITH           LENGTH OF               DURING         OVERSEEN BY                HELD BY
BIRTH           THE COMPANY        TIME SERVED            PAST 5 YEARS     DIRECTOR                  DIRECTOR
-------------   -----------       -------------------   ----------------   -----------------     --------------------
Charles Hurty    Director         November 2002 to      Business           Two (Series M and     GMAM Absolute Return
(born 1943)                       present               Consultant since   Series G)             Strategies Fund,
                                                        October 2001;                            LLC; CSFB
                                                        prior thereto,                           Alternative Capital
                                                        Partner with                             Registered Funds
                                                        accounting firm                          (15 portfolios);
                                                        of KPMG LLP.                             iShares Trust (24
                                                                                                 portfolios);
                                                                                                 iShares, Inc. (70
                                                                                                 portfolios)

Steven Krull     Director         November 2002 to      Professor of       Two (Series M and
(born 1957)                       present               Finance at         Series G)
                                                        Hofstra
                                                        University;
                                                        Business
                                                        Consultant.
------------------
*        Term of office of each Director is indefinite.



                                              INTERESTED DIRECTORS
                                                                            NUMBER OF
                                     TERM OF              PRINCIPAL       PORTFOLIOS IN               OTHER
NAME AND        POSITION(S)        OFFICE* AND           OCCUPATION(S)     FUND COMPLEX            DIRECTORSHIPS
YEAR OF         HELD WITH           LENGTH OF               DURING         OVERSEEN BY                HELD BY
BIRTH           THE COMPANY        TIME SERVED            PAST 5 YEARS     DIRECTOR                  DIRECTOR
-------------   -----------       -------------------   ----------------   -----------------     --------------------
Raymond Nolte    President and    September 2005        CEO, Fund of       Two (Series M and
(born 1961)      Director (Chair) to present            Hedge Funds        Series G)
                                                        Group; Portfolio
                                                        Manager to each
                                                        Series since
                                                        September 2005;
                                                        Global Head and
                                                        Chief Investment
                                                        Officer, Deutsche
                                                        Bank ARS Fund of
                                                        Funds business
                                                        (1996-April 2005).
 ------------------
*        Term of office of each Director is indefinite.

                                    OFFICERS


                                     TERM OF              PRINCIPAL
NAME AND         POSITION(S)       OFFICE* AND           OCCUPATION(S)
YEAR OF           HELD WITH         LENGTH OF               DURING
BIRTH            THE COMPANY       TIME SERVED            PAST 5 YEARS
--------------  ---------------   ----------------     ----------------
Raymond Nolte     President and   September 2005       See table for "Interested
(born 1961)       Director        to present           Director" above.

Daniel McAuliffe  Vice President  May 2005 to present  Managing Director,
(born 1950)                                            Citigroup Alternative
                                                       Investments and Citigroup
                                                       Global Markets Inc.;
                                                       Chief Operating Officer,
                                                       Citigroup Global Fund of
                                                       Funds; Director and Chief
                                                       Financial Officer,
                                                       Citigroup Managed Futures
                                                       LLC; General Partner,
                                                       Citigroup Managed Futures
                                                       LLC funds; employed by
                                                       Citigroup and predecessor
                                                       firms since 1986.

Trudi Gilligan    Chief           December 2004        Director and Associate
(born 1967)       Compliance      to present           General Counsel,
                  Officer                              Citigroup Alternative
                                                       Investments LLC (since
                                                       2004); Vice President and
                                                       Associate General
                                                       Counsel, Citigroup
                                                       Alternative Investments
                                                       LLC (2000- 2004);
                                                       Associate, law firm of
                                                       Battle Fowler LLP.
                                                       (1996-2000)

Jennifer Magro    Treasurer       May 2005             Head of accounting group,
(born 1971)                       to present           Citigroup Managed Futures
                                                       LLC (2000-2005)

Sonia Rubinic     Secretary       November 2002        Director, Citigroup
Director,                         to present           Alternative Investments
(born 1965)                                            LLC since April 1997

Christopher Hutt  Assistant       June 2004
(born 1970)       Secretary       to present           Vice President, Citigroup
                                                       Alternative Investments
                                                       LLC (2004-Present);
                                                       Assistant Vice President,
                                                       JPMorgan Chase & Co.,
                                                       Network Client Consulting
                                                       (2000-2003); Client
                                                       Coverage Officer, Morgan
                                                       Stanley & Co./Chase
                                                       Manhattan Bank N.A. (1997
                                                       -2000)

------------------
*        Term of office of each Director is indefinite.

         Other than as described above, since January 1, 2004, none of the Independent Directors has held any other position with (i) the Company, (ii) an investment company having the same adviser or principal underwriter as the Company or an adviser or principal underwriter that controls, is controlled by or is under common control with the Adviser, (iii) the Adviser or other affiliate of the Company or (iv) any person controlling, controlled by or under common control with the Adviser.

         As of the date of this Proxy Statement, no Director owns Shares of either Series. As of March 31, 2006, no Directors and officers owned beneficially any outstanding Shares of either Series. All information presented in this paragraph is to the knowledge of the Company.

IV.      MISCELLANEOUS
         -------------

                     ADDITIONAL INFORMATION ABOUT THE SERIES

         Information about Multi-Strategy Series M and Multi-Strategy Series G is incorporated by reference into this Proxy Statement and Prospectus from the Company's Prospectus forming a part of the Company's Registration Statement on Form N-2 (File No. 333-117889).

         The Series are subject to the requirements of the 1940 Act and file reports, proxy statements and other information with the Securities and Exchange Commission. Reports, proxy statements and other information filed by Multi-Strategy Series M and Multi-Strategy Series G may be inspected and copied at the Public Reference Facilities of the Securities and Exchange Commission at 100 F Street, N.W., Washington, D.C. 20549. Text only versions of fund documents can be viewed online or downloaded from www.sec.gov. Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

                       INFORMATION CONCERNING THE MEETING

Date, Time and Place of Meeting

         The Meeting will be held on July __, 2006 at the offices of the Company, 731 Lexington Avenue, 28th Floor, Conference Room B, New York, New York 10022, at 10:30 a.m., Eastern Time.

Solicitation, Revocation and Use of Proxies

         The Board of Directors solicits proxies so that each Shareholder has the opportunity to vote on the proposals to be considered at the Meeting. A form of proxy for voting your shares at the Meeting is enclosed. The Shares represented by each valid proxy received in time will be voted at the Meeting as specified. If no specification is made, the Shares represented by a duly executed proxy will be voted in favor of the proposals and at the discretion of the holders of the proxy on any other matter that may properly come before the Meeting. You may revoke your proxy at any time before it is exercised by either submitting a duly executed proxy bearing a later date or attending and voting in person at the Meeting. To cast your vote, please mark, sign, and date the enclosed form of proxy and return it promptly in the enclosed postage-paid envelope so that the maximum number of Shares may be voted. You also may vote over the Internet or by phone by following the enclosed instructions to utilize those methods of voting.

         It is not anticipated that any matters other than the proposals outlined in the enclosed Notice of Special Meeting of Shareholders will be brought before the Meeting. If, however, any other business properly is brought before the Meeting, proxies will be voted in accordance with the discretion of the persons designated on such proxies.

Record Date and Outstanding Shares

         Only holders of record of Shares of Multi-Strategy Series M and holders of record of Shares of Multi-Strategy Series G at the close of business on April 3, 2006 (the "Record Date") are entitled to vote at the Meeting or any adjournment or postponement thereof. There were 55,804.124 Shares of Multi-Strategy Series M issued and outstanding and entitled to vote at the close of business on the Record Date. There were 151,511.015 Shares of Multi-Strategy Series G issued and outstanding and entitled to vote at the close of business on the Record Date.

Security Ownership of Certain Beneficial Owners and Management of the Series

         To the knowledge of the Company, as of the Record Date, the following Shareholders, if any, owned beneficially or of record 5% or more of the outstanding voting securities of such Series:

                                                                 Percentage of
    Name of Series           Name and Address of Shareholder     Shares Owned
-----------------------      ---------------------------------   --------------
                             CitiFOF LLC--731 Lexington Avenue
Multi-Strategy Series M      New York, NY  10022                   35.7844%
                             CitiFOF LLC--731 Lexington Avenue
Multi-Strategy Series G      New York, NY  10022                   13.2003%
Multi-Strategy Series G
after the Reorganization
and Merger on a Pro Forma    CitiFOF LLC--731 Lexington Avenue
Basis                        New York, NY  10022                   19.0017%

------------------
* Assuming that the value of the Shareholder's interest in the Series on the date of the consummation of the Reorganization and Merger was the same as of the Record Date.

Voting Rights and Required Vote

         Each Share of Multi-Strategy Series M is entitled to one vote, with fractional Shares voting proportionally. Likewise, each Share of Multi-Strategy Series G is entitled to one vote, with fractional Shares voting proportionally. The required vote is somewhat different in connection with each proposal under consideration.

          As to the combination of the two Series, each Series' Shareholders must approve the combination and must do so by majority vote (i.e., more than 50% of total Shares outstanding for each Series must vote for the combination). The two Series vote separately as to this proposal.

          As to the changes to a Series' return and volatility targets, that Series' Shareholders must approve the relevant change(s) and must do so by an affirmative vote of the lesser of: (i) more than 50% of that Series' total Shares outstanding, or (ii) at least 67% of that Series' Shares present or represented by proxy at the Meeting, if at least 50% of that Series' outstanding Shares are present or represented by proxy. The two Series vote separately as to these proposals.

          As to the confirmation that a Series' return and volatility targets are "non fundamental," that Series' Shareholders much approve the targets as such and must do so by an affirmative vote of the lesser of: (i) more than 50% of that Series' total Shares outstanding, or (ii) at least 67% of that Series' Shares present or represented by proxy at the Meeting, if at least 50% of that Series' outstanding Shares are present or represented by proxy. The two Series vote separately as to these proposals.

          As to the election of the Board of Directors, each Director is elected by the vote of a plurality of the Company's total Shares outstanding. The two Series vote together as to the election of the Board.

         Placement Agents holding Shares of the Series in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their Shares before the Meeting. Placement Agents will not be permitted to grant voting authority without instructions from the Shareholders they represent permitting them to do so. Properly executed proxies that are returned but that are marked "abstain" or with respect to which a Placement Agent has declined to vote ("non-votes") will be counted as present for the purposes of determining presence at the Meeting. Assuming the required quorum, abstentions and non-votes (if applicable) will have the same effect as a vote against approval of the proposals.

         If, by the time scheduled for the Meeting, sufficient votes in favor of approval of the various proposals are not received from the Shareholders of the Series, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies from Shareholders. An affirmative vote of a majority of the Series present in person or by proxy and entitled to vote at the Meeting will suffice for any such adjournment. The persons named as proxies will vote in favor of any such adjournment if they determine that adjournment and additional solicitation are reasonable and in the interests of the Shareholders of the Series.

                              FINANCIAL STATEMENTS

         The financial highlights of Multi-Strategy Series M and Multi-Strategy Series G incorporated by reference into this Proxy Statement and Prospectus have been so included in reliance on the reports of KPMG LLP ("KPMG"), an independent registered public accounting firm, given on its authority as an expert in auditing and accounting. The Board of Directors does not anticipate that representatives of KPMG will attend or make a statement at the Meeting or be available to answer questions at the meeting regarding the various proposals. Audited financial statements for the fiscal year ended March 31, 2006 are contained in the Series' annual reports. Shareholders may obtain copies of such annual reports from the Company at no charge by mail at 731 Lexington Avenue, 25th Floor, New York, New York 10022 or by telephone at (212) 559-4999. Copies may also be obtained by visiting the Securities and Exchange Commission's website (http://www.sec.gov).

                              SHAREHOLDER PROPOSALS

         A Shareholder proposal intended to be presented at any subsequent meeting of Shareholders of Multi-Strategy Series M or Multi-Strategy Series G must be received by the Series in a reasonable time before the solicitation by the Board of Directors of the Company relating to such meeting is to be made in order to be considered in such Series' proxy statement and form of proxy relating to the meeting. If the proposals in connection with the Reorganization and Merger are approved at the Meeting, there likely will not be any future Shareholder meetings of Multi-Strategy Series M.

                                LEGAL PROCEEDINGS

         There are no material legal proceedings to which any of the Series or the Company is a party.

                                 LEGAL OPINIONS

         Certain tax matters in connection with the Reorganization and Merger will be passed upon for the Company by Shearman & Sterling LLP. Shearman & Sterling LLP, New York, New York serves as Counsel to the Company and, as to certain matters, the Adviser and it affiliates. Kramer Levin Naftalis & Frankel LLP, New York, New York, serves as special counsel to the Independent Directors.

                    OTHER INFORMATION REGARDING THE DIRECTORS

Compensation

         The following table shows information regarding the compensation received by the Independent Directors of the Company from all registered investment companies for which the Adviser or their affiliates serve as an investment adviser or general partner for the fiscal year ending March 31, 2006. No compensation is paid by the Company to Directors who are "interested persons" of the Company or the Adviser.


            Compensation Table for Fiscal Year Ending March 31, 2006

                                               PENSION OR RETIREMENT                            TOTAL COMPENSATION
                                                BENEFITS ACCRUED AS      ESTIMATED ANNUAL      FROM COMPANY AND FUND
                      AGGREGATE COMPENSATION      PART OF COMPANY          BENEFITS UPON          COMPLEX PAID TO
  NAME OF DIRECTOR       FROM THE COMPANY           EXPENSES(1)           RETIREMENT(1)              DIRECTOR
--------------------- ----------------------   ---------------------     ----------------      ----------------------
INDEPENDENT DIRECTORS
    Charles Hurty             $12,000                  None                    None                   $12,000
    Steven Krull              $12,000                  None                    None                   $12,000
    Joshua Weinreich(2)       $10,500                  None                    None                   $10,500
INTERESTED DIRECTOR
    Raymond Nolte              None                    None                    None                    None


------------------
(1) The Company does not have a bonus, profit sharing or retirement plan, and Directors do not receive any pension or retirement benefits from the Company.

(2) Mr. Weinreich is a nominee for service on the Board. Amounts shown in the table for Mr. Weinreich represent estimates of compensation to be received by him for the fiscal year ending March 31, 2007.

         As of April 1, 2006, the Independent Directors are each paid an annual retainer of $10,000 and a fee per meeting of the Board of Directors of $1,000, plus reasonable out-of-pocket expenses. Directors are reimbursed by the Company for their travel expenses related to Board meetings.

Committees of the Board of Directors

         The Board of Directors has formed an Audit Committee currently composed of each of the two Independent Directors, the functions of which are: (1) to oversee the Company's accounting and financial reporting policies and practices, its internal controls and, as the Audit Committee may deem necessary or appropriate, the internal controls of certain of the Company's service providers; (2) to oversee the quality and objectivity of the Company's financial statements and the independent audit of those statements; (3) to assist the Board of Directors in selecting the Company's independent registered public accounting firm, to directly supervise the compensation and performance of such independent registered public accountants and generally to act as a liaison between the independent registered public accountants and the Board of Directors; and (4) to review and, as appropriate, approve in advance non-audit services provided by such independent registered public accountants to the Company, the Adviser and, in certain cases, other affiliates of the Company. The Audit Committee met four times during the fiscal year ended March 31, 2006.

         The Board of Directors has formed a Nominating and Compensation Committee currently composed of each of the two Independent Directors, the functions of which are: (1) to select and nominate to the Board of Directors each Independent Director and (2) to recommend to the Board of Directors any appropriate changes in compensation for each Independent Director. After the initial election of Directors, no Independent Director will be elected by the Board of Directors unless nominated by the Nominating and Compensation Committee. The Nominating and Compensation Committee does not consider proposals from Members in connection with proxy solicitations. The Nominating and Compensation Committee met two times during the fiscal year ended March 31, 2006.

         The Board of Directors has formed a Valuation Committee, currently composed of the three Directors, whose function, subject to the oversight of the Board of Directors, is to review each Series' valuation methodologies, valuation determinations and any relevant information provided to the Valuation Committee by the Adviser. The Valuation Committee will act in accordance with each Series' valuation procedures. The Valuation Committee met two times during the fiscal year ended March 31, 2006.

Shareholder Communications with the Board of Directors

         Shareholders may communicate with the Directors as a group or individually. Any such communications should be sent to the Company's Board or an individual Director by writing, c/o the Secretary of the Company, 731 Lexington Avenue, 25th Floor New York, NY 10022. The Secretary may determine not to forward any communication to the Board or a Director that does not relate to the business of the Company.

        OTHER INFORMATION REGARDING KPMG LLP AS THE COMPANY'S INDEPENDENT
                        REGISTERED PUBLIC ACCOUNTING FIRM

         Information given below is for the fiscal years ended March 31, 2005 and March 31, 2006.

         Audit fees paid by the Company for professional services rendered by KPMG related to the audit of the Company's annual financial statements or provided in connection with statutory and regulatory engagements (such as review of financial information included in the Company's Prospectus) were $47,500 and $47,500 for Multi-Strategy Series G and Multi-Strategy Series M, respectively, for the fiscal year ended March 31, 2005, and $54,100 and $54,100 for Multi-Strategy Series G and Multi-Strategy Series M, respectively, for the fiscal year ended March 31, 2006.

         Audit-related fees paid by the Company for professional services rendered by KPMG reasonably related to the audit of the Company, but not described in the preceding paragraph, were $0 and $0 for Multi-Strategy Series G and Multi-Strategy Series M, respectively, for the fiscal year ended March 31, 2005, and $0 and $0 for Multi-Strategy Series G and Multi-Strategy Series M, respectively, for the fiscal year ended March 31, 2006. (Nor during the same periods were any such fees paid to KPMG by the Adviser or any other affiliated entity providing services to the Company.)

         Tax fees paid by the Company for professional services rendered by KPMG for tax compliance, tax advice and tax planning, were $93,680 and $58,380 for Multi-Strategy Series G and Multi-Strategy Series M, respectively, for the fiscal year ended March 31, 2005, and $86,000 and $55,000 for Multi-Strategy Series G and Multi-Strategy Series M, respectively, for the fiscal year ended March 31, 2006. (Nor during the same periods were any such fees paid to KPMG by the Adviser or any other affiliated entity providing services to the Company.)

         All other fees paid by the Company to KPMG (i.e., for services other than those described with respect to audit, audit-related and tax fees above) were $7,500 and $7,500 for Multi-Strategy Series G and Multi-Strategy Series M, respectively, for the fiscal year ended March 31, 2005 and $7,000 and $7,000 for Multi-Strategy Series G and Multi-Strategy Series M, respectively, for the fiscal year ended March 31, 2006. These fees correspond to services performed by KPMG in connection with the issuance of KPMG consent related to N-2 filings. (During the same periods, such fees paid to KPMG by the Adviser or any other affiliated entity providing services to the Company were $0 and $0 for Multi-Strategy Series G and Multi-Strategy Series M, respectively, for the fiscal year ended March 31, 2005 and $0 and $0 for Multi-Strategy Series G and Multi-Strategy Series M, respectively, for the fiscal year ended March 31, 2006.)

         The Board's Audit Committee has adopted procedures to review in advance and, if appropriate, approve the provision of non-audit services provided by KPMG to the Company, to the Adviser and, in some cases, to other affiliates of the Fund. All such services have been reviewed by the Audit Committee. In respect of audit-related fees, tax fees and all other fees paid to KPMG by the Company (each as outlined in one of the three immediately preceding paragraphs), no such fees were approved pursuant to a de minimis standard. The Audit Committee has considered whether the payment of the various fees outlined above is compatible with maintaining KPMG's independence with respect to the Company.

considered whether the payment of the various fees outlined above is compatible with maintaining KPMG's independence with respect to the Company.


                                      By Order of the Board of Directors


                                      Christopher Hutt
                                      Assistant Secretary, Citigroup Alternative
                                      Investments Multi-Adviser Hedge Fund
                                      Portfolios LLC

                                                                      PROXY CARD

                                                                       EXHIBIT I

                                     FORM OF

                 AGREEMENT AND PLAN OF REORGANIZATION AND MERGER

                  [TO BE RE-FILED BY SUBSEQUENT BY AMENDMENT]

                                                                     EXHIBIT II
                   INVESTOR QUALIFICATIONS AND REPRESENTATIONS


         The following should be read in conjunction with the subscription materials for the Company, which refer to each prospective investor seeking to subscribe the Shares (or to a Shareholder seeking to subscribe for additional Shares) as a "Subscriber":

         The Subscriber hereby represents and warrants to, and covenants and agrees with, the Company that Subscriber meets the accreditation standards and eligibility policies as set forth in this Exhibit II.

         Accredited Investors

          1. Subscriber is acquiring Shares directly or indirectly for the account of an "accredited investor" meeting one or more of the "asset tests" set forth in Rule 501(a) of Regulation D under the Securities Act of 1933 (the "1933 Act"). (Alternative tests under Regulation D also may be relied upon with respect to selected categories of investors, including employees, officers and directors of affiliates of the Company.) Such accredited investors are referred to in the Offering Memorandum as "Eligible Investors" and include the following:

         o An individual who has an individual net worth or joint net worth with his or her spouse, in excess of $1,000,000. "Net worth" for these purposes means the value of total assets at fair market value, including home, home furnishings and automobiles, less total liabilities; or

         o A corporation, partnership, limited liability company, or similar business trust or tax-exempt organization as defined in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), that (i) has total assets in excess of $5,000,000, and
              (ii) was neither formed nor is operated for the specific purpose of investing in the Company; or

         o An entity whose equity owners are each "accredited investors" as defined in this section.

          2. An Eligible Investor generally must have a brokerage account with an approved Placement Agent. Existing Shareholders subscribing for additional Shares must be Eligible Investors at the time of the additional subscriptions.

         Anti-Money Laundering Procedures

         In order to comply with applicable anti-money laundering regulations, the Company, the Administrators or the Subscriber's Placement Agent may require a detailed verification of the Subscriber's identity and the source of its subscription proceeds. The Subscriber agrees to promptly provide the Company, the Administrators or the Subscriber's Placement Agent, as applicable, with any requested information and documentation.

         The Subscriber represents that it is not involved in any money laundering schemes, and the source of this investment is not derived from any unlawful or criminal activities. It further represents that this investment is not designed to avoid the reporting and record-keeping requirement of the Bank Secrecy Act of 1970, as amended.

         If the Subscriber is not investing in the Company on behalf of or for the benefit of, other investors, the Subscriber represent that it is purchasing Shares in the Company for the Subscriber's own account, for investment purposes, and not for subdivision or fractionalization, and is not acting as agent, representative, intermediary or nominee or in any similar capacity for any other person.*

----------------------
* "Person" includes nominee account, beneficial owner, individual, bank, corporation, partnership, limited liability company or any other legal entity.

                                                                      EXHIBIT II


         The Subscriber acknowledges that the Company generally prohibits any investment in the Company by or on behalf of a "Prohibited Investor" unless specifically permitted by the Company, in its sole discretion. A "Prohibited Investor" means:

         o any individual or entity whose name appears on the various lists issued and/or maintained by the U.S. Treasury Department's Office of Foreign Assets Control ("OFAC"), including, but not limited to, the Specially Designated Nationals and Blocked Persons List (also known as the "SDN List"); and

         o any individual or entity who is a citizen or resident of, or located in a country where OFAC sanctions against such country prohibit any investment by such subscriber in the Company.**

         The above lists are available at http://www.ustreas.gov/ofac/. and should be checked by the Subscriber before making the above representations.

         If the Subscriber is an intermediary, a fund of funds, or otherwise investing in the Company on behalf of "Underlying Investors", the Subscriber represents and agrees that:

         o the Subscriber properly discloses its relationship with its Underlying Investors as follows: (please attach supplemental pages headed "Underlying Investors" to completed subscription materials as necessary);

         o the representations, warranties and covenants made herein are made by the Subscriber on behalf of itself and its Underlying Investors;

         o the Subscriber has all requisite power and authority from its Underlying Investors to execute and perform the obligations under this section;

         o accompanying this subscription is a certificate in a form acceptable to the Company, CAI, PFPC or the Subscriber's Placement Agent in their sole discretion with respect to the due diligence the Subscriber has carried out and will continue to carry out with respect to the identity and background of each Underlying Investor as well as the proceeds invested in the Company by the Underlying Investors;

         o its Underlying Investors are not Prohibited Investors, as defined above;

         o the Subscriber is not otherwise aware of any reasons which should prevent the Company from accepting an investment directly by an Underlying Investor; and

         o the Subscriber agrees to provide such further assurance and certifications regarding itself and/or its Underlying Investors as the Company, the Administrators or the Subscriber's Placement Agent may reasonably require.

         To the best of the Subscriber's knowledge, neither it nor any individual or entity controlling, controlled by, or under common control with the Subscriber, or related to, or otherwise associated with, the Subscriber, is a "Prohibited Investor" as defined above.

         The Subscriber acknowledges that if, following its investment in the Company, the Company, the Adviser, the Administrators or the Subscriber's Placement Agent reasonably believe that the Subscriber is a Prohibited Investor or has otherwise breached its representations and covenants hereunder as to its identity and the source of its subscription proceeds, the Company may be obligated to freeze the Subscriber's dealings with its Shares, including by refusing additional subscriptions for Shares by the Subscriber or any repurchase requests by the Subscriber

----------------------
** The U.S. Federal and Executive Orders administered by OFAC prohibit, among other things, the engagement in transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals including specially designated nationals, narcotics traffickers and other parties subject to OFAC sanctions and embargo programs.
                                      II-2

                                                                      EXHIBIT II

and/or segregating the assets represented by the Subscriber's Shares in accordance with applicable regulations, or mandatorily repurchasing the Subscriber's Shares, and the Subscriber will have no claim whatsoever against the Company, the Adviser, the Administrators or the Subscriber's Placement Agent for any form of losses or other damages incurred by it as a result of any of these actions. The Subscriber also acknowledges that the Company, the Adviser, the Administrators or the Subscriber's Placement Agent may be required to report such actions and to disclose the Subscriber's identity to OFAC or other regulatory bodies.

         The Subscriber is not a "shell bank", and its subscription proceeds do not originate from, and will not be routed through, an account maintained at such a bank. A "shell bank" is a bank that does not have a physical presence in any country and is not an affiliate of a depository institution, credit union or bank that maintains a physical presence in any country and is supervised by a banking authority.

         The Subscriber is not a senior non-U.S. government or public official, a member of such a person's immediate family, or any close associate of such a person. If the Subscriber cannot make this representation, the Subscriber must contact the Company, an Administrator or the Subscriber's Placement Agent.

         The Subscriber is not a citizen or resident of, or located in, a jurisdiction identified on the Non-Cooperative Countries and Territories list of OECD's Financial Action Task Force ("FATF Non-Cooperative Countries and Territories"), and its subscription proceeds do not originate from, or are not routed through a bank organized or charted under the laws of any FATF Non-Cooperative Countries and Territories.*** If the Subscriber cannot make this representation, the Subscriber must contact the Company, the Administrators or the Subscriber's Placement Agent.

         All information that the Subscriber has provided to the Company, the Administrators or the Subscriber's Placement Agent in relation to the subscription of the Shares, is true and accurate.

         The Subscriber represents that all evidence of identity provided to the Company, the Administrators or the Subscriber's Placement Agent is genuine and all related information furnished by it is accurate, and it agrees to provide any further information or documents deemed necessary by the Company, the Administrators or the Subscriber's Placement Agent in their sole discretion to comply with the Company's anti-money laundering policies and related responsibilities from time to time.

         The representations, warranties, agreements, undertakings, and acknowledgments made by the Subscriber above and documents submitted in relation hereto are made and submitted with the intent that they will be relied upon by the Company in determining the suitability of the Subscriber as an investor in the Company, and will survive the investment in the Company by the Subscriber. The Subscriber agrees that such representations, warranties, agreements, undertakings and acknowledgments (including representation, warranties, agreements, undertakings and acknowledgements contained in any documents submitted in relation hereto) will be deemed reaffirmed by the Subscriber at any time it makes an additional investment in the Company. In addition, the Subscriber undertakes to notify the Company immediately of any change in any representation, warranty or other information relating to the Subscriber set forth herein

----------------------
*** As of the date hereof, the following countries and territories are on FATF Non-Cooperative Countries and Territories list: Myanmar and Nigeria. Updated information is available at http://www.oecd.org/fatf/NCCT-en.htm.

    CITIGROUP ALTERNATIVE INVESTMENTS MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC

                                    FORM N-14

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                                 June [__], 2006

          This Statement of Additional Information (the "SAI") relates to the proposed combination of Multi-Strategy Series M and Multi-Strategy Series G, each a Series of Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (the "Company"). As described in the Proxy Statement and Prospectus dated June __, 2006 (the "Proxy Statement and Prospectus"), the
Board of Directors of the Company has unanimously approved an Agreement and Plan of Reorganization and Merger, pursuant to which the surviving entity effectively will be Multi-Strategy Series G, which will upon completion of the merger (the "Merger," together with the other steps to the transaction, the "Reorganization and Merger"), be owned by Shareholders of both Multi-Strategy Series M and Multi-Strategy Series G and will hold all the assets previously held by both Multi Strategy Series M and Multi-Strategy Series G.

          This SAI contains information which may be of interest to Shareholders relating to the Reorganization and Merger, but which is not included in the Proxy Statement and Prospectus. This SAI is not a prospectus, and should be read in conjunction with the Proxy Statement and Prospectus, which is incorporated herein by reference. This SAI and the Proxy Statement and Prospectus have been filed with the Securities and Exchange Commission. Copies of the Proxy Statement and Prospectus are available upon request and without charge by writing to the Company, at 731 Lexington Avenue, 25th Floor, New York, New York 10022 or by calling 1-877-456-6399.

          The Securities and Exchange Commission maintains a website (http://www.sec.gov) that contains the Company's Prospectus, other material incorporated by reference and other information regarding each Series.

                                TABLE OF CONTENTS

I.  Additional Information about Multi-Strategy Series M and
    Multi-Strategy Series G                                                 B-3
II. Financial Statements of Multi-Strategy Series M and
    Multi-Strategy Series G                                                 B-3
III.Pro Forma Combined Schedule of Investments as of
    March 31, 2006 (Audited)                                                B-4
IV. Pro Forma Combined Statement of Assets and Liabilities as of
    March 31, 2006 (Audited)                                                B-5
V.  Pro Forma Combined Statement of Operations for the Period from
    April 1, 2005 through March 31, 2006 (Audited)                          B-6
VI. Notes to Pro Forma Combined Financial Statements*                       B-7

    * The accompanying notes are an integral part of the pro forma financial statements.

             I. ADDITIONAL INFORMATION ABOUT MULTI-STRATEGY SERIES M
                           AND MULTI-STRATEGY SERIES G

          This SAI incorporates by reference the Company's Prospectus, dated August 1, 2005, as supplemented, as filed with the Securities and Exchange Commission.

               II. FINANCIAL STATEMENTS OF MULTI-STRATEGY SERIES M
                           AND MULTI-STRATEGY SERIES G

          This SAI incorporates by reference (i) the Audited Annual Report of the Company as of and for the year ended March 31, 2005 and (ii) the Audited Annual Report of the Company as of and for the year ended March 31, 2006.
Each of these reports contains historical financial information regarding Multi-Strategy Series M and Multi-Strategy Series G and has been filed with the Securities and Exchange Commission. The financial statements therein, and, in the case of the Annual Report, the report of the independent registered public accounting firm therein, are incorporated herein by reference.

          Pro forma combined financial statements of Multi-Strategy Series M and Multi-Strategy Series G are provided on the following pages.

                 III. PRO FORMA COMBINED SCHEDULE OF INVESTMENTS
                         AS OF MARCH 31, 2006 (AUDITED)

      Series G       Series M        Pro Forma
        Cost           Cost          Combined

                                                        Investments in Investment Funds
                                                            Fixed Income Arbitrage
 $    9,778,469  $   4,288,687   $   14,067,156                  PIMCO Global Relative Value Fund, Ltd - b
                     3,300,000        3,300,000                  Concordia Capital, Ltd. - a
              -      4,000,000        4,000,000                  Highland Opportunity Fund LP. - b

                                                        Event Driven
 $    7,550,000  $   1,300,000   $    8,850,000                  Canyon Value Realization Fund, L.P. - b
      8,768,666      2,088,926       10,857,592                  GoldenTree High Yield Partners, Ltd. - b

                                                        Equity Arbitrage
 $   14,000,000  $  10,000,000   $   24,000,000                  CFM Ventus Fund L.P. - a
      9,808,522      6,295,988       16,104,510                  Frontpoint Offshore Utility & Energy Fund LP - b
      5,000,000          -            5,000,000                  Stratus Fund Ltd - Class C - a

                                                        Discretionary
 $   12,000,000  $   3,500,000   $   15,500,000                  Basswood Opportunity Partners L.P.- b
      8,720,000      3,620,000       12,340,000                  Chilton Small Cap Partners, L.P. Class A - c
      8,500,000         -             8,500,000                  Delta Fund Europe L.P. - b
      2,100,000      2,290,000        4,390,000                  Delta Institutional, L.P. - b
     11,000,000      4,500,000       15,500,000                  North Sound Legacy Institutional,  LLC. - b
     10,000,000     10,000,000       20,000,000                  Renaissance Institutional Equities Fund L.P. - a
     18,000,000         -            18,000,000                  Telluride Capital Fund LLC - a
      4,000,000         -             4,000,000                  Torrey Pines Fund LLC - b
     10,000,000         -            10,000,000                  Trellus Partners L.P.- b


---------------   ------------   --------------
  $ 139,225,657   $ 55,183,601   $ 194,409,258  Total Investments In Investment Funds

                                                Other Assets, less Liabilities

                                                Members' Capital


                                                        Note: Investments in underlying Investment Funds are categorized by investment strategy.

                                                        a - Redemptions permitted monthly
                                                        b - Redemptions permitted quarterly
                                                        c - Redemptions permitted annually




   Series G        Series M          Pro Forma
   Fair Value     Fair Value          Combined          % of Members'
                                                            Capital
$    10,076,660  $   4,419,469   $   14,496,129               5.73%
            -        3,477,262        3,477,262               1.37%
            -        4,233,238        4,233,238               1.67%

                                                              0.00%
$     9,117,606  $   1,839,247   $   10,956,853               4.33%
      9,087,526      2,222,432       11,309,958               4.47%

$    12,943,701  $   9,580,979   $   22,524,680               8.91%
     10,186,062      6,538,327       16,724,389               6.61%
      5,380,115          -            5,380,115               2.13%

$    13,445,895  $   3,908,669   $   17,354,564               6.86%
     12,026,527      5,320,743       17,347,270               6.86%
     13,335,070          -           13,335,070               5.27%
     14,207,854      5,841,945       20,049,799               7.93%
     14,261,234      5,787,557       20,048,791               7.93%
     10,773,210     10,773,210       21,546,420               8.52%
     20,469,852          -           20,469,852               8.09%
      4,788,374          -            4,788,374               1.89%
     11,478,908          -           11,478,908               4.54%
---------------  -------------   --------------       -------------
 $ 171,578,594   $  63,943,078   $  235,521,672              93.11%


 $  16,537,766   $     870,744   $   17,408,510               6.88%
---------------  --------------  --------------        ------------
 $ 188,116,360   $  64,813,822   $  252,930,182              99.99%
===============  ==============  ==============        ============

                   IV. PRO FORMA COMBINED STATEMENT OF ASSETS
                 AND LIABILITIES AS OF MARCH 31, 2006 (AUDITED)

                                                                                          Pro Forma        Pro Forma
                                                        Series G       Series M          Adjustments        Combined
Assets

Cash and cash equivalents                            $    711,149    $  2,958,723                        $   3,669,872
Investments in investment funds, at fair value
  (Cost: $139,225,657 and $55,183,601)                 63,943,078      63,943,078                          127,886,156
Prepaid subscriptions to investment funds              19,200,000               -                           19,200,000
Receivable from investment funds                       10,780,202          35,972                           10,816,174
Other assets                                              191,677          92,806                              284,483
                                                     -------------   -------------                       --------------
      Total assets                                     94,826,106      67,030,579                          161,856,685
                                                     -------------   -------------                       --------------

Liabilities

Redemptions payable                                     7,650,797       1,883,371                            9,534,168
Contributions received in advance                       5,986,025               -                            5,986,025
Management fee payable                                    267,814          88,989                              356,803
Accounts payable and accrued expenses                     440,626         244,397                              685,023
                                                     -------------   -------------                       --------------

     Total liabilities                                 14,345,262       2,216,757                           16,562,019
                                                     -------------   -------------                       --------------

        Members' Capital                             $ 80,480,844    $ 64,813,822                        $ 145,294,666
                                                     =============   =============                       ==============

     Net Asset Value per unit                        $   1,241.60    $   1,161.45                        $    1,241.60
                                                     =============   =============                       ==============

     Units outstanding                                151,511.015      55,804.124    (90,293.018)(a)       117,022.121

Composition of Net Assets
  Paid-in Capital                                    $ 162,538,571   $ 58,282,942                        $ 162,538,571
  Accumulated net investment income/(loss)                (164,869)             0                             (164,869)
  Accumlated net realized gain/(loss)
    on investment transactions                          (6,610,279)    (2,228,597)                          (6,610,279)
  Net unrealized appreciation on investments            32,352,937      8,759,477                           32,352,937
                                                     -------------   -------------                       --------------
   Net Assets                                        $ 188,116,360  $  64,813,822                        $ 188,116,360
                                                     =============   =============                       ==============

                  V. PRO FORMA COMBINED STATEMENT OF OPERATIONS
       FOR THE PERIOD FROM APRIL 1, 2005 THROUGH MARCH 31, 2006 (AUDITED)


                                                                                             Pro Forma                Pro Forma
                                                          Series G        Series M          Adjustments                Combined
Investment Income
  Interest                                           $     484,702      $    173,921                                $   658,623
                                                     --------------     -------------                               ------------

   Total investment income                                 484,702           173,921                                    658,623
                                                     --------------     -------------                               ------------

Expenses
  Operating expenses:
     Management fees                                     3,438,933         1,192,173                                 4,631,106
     Professional fees                                     753,471           354,839        (110,852) (b)              997,458
     Administration fees                                   581,381           211,891                                   793,272
     Marketing fees                                         21,514             7,926                                    29,440
     Directors' fees and expenses                           13,778             5,087                                    18,865
     Custodian fees                                         12,319            11,751          (8,023) (b)               16,047
     Miscellaneous expenses                                191,387           100,000         (14,145) (b)              277,242
                                                     --------------     -------------                               ------------

        Total expenses                                   5,012,783         1,883,667        (133,020)                6,763,430
                                                     --------------     -------------                               ------------

        Net investment loss                             (4,528,081)       (1,709,746)        133,020                (6,104,807)
                                                     --------------     -------------                               ------------

Realized and unrealized gain on investments:

Net realized gain on investments                        10,114,280         5,542,353                                15,656,633
Net change in unrealized appreciation on
   investments                                          15,083,234           839,191                                15,922,425
                                                     --------------     -------------                               ------------

Net realized and unrealized gain on investments         25,197,514         6,381,544               -                31,579,058
                                                     --------------     -------------                               ------------

Increase in members' capital derived from
  investment activities                              $  20,669,433      $  4,671,798     $   133,020           $    25,474,251
                                                     ==============     =============    ============          ================











              VI. NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS

          The unaudited Pro Forma Combined Schedule of Investments, Pro Forma Combined Statement of Assets and Liabilities and Pro Forma Combined Statement of Operations give effect to the proposed merger of Multi-Strategy Series M into Multi-Strategy Series G. The proposed merger will be accounted for by the method accounting for tax-free mergers of investment companies (sometimes referred to as the pooling-of-interest basis). The Reorganization and Merger provides for the transfer, in effect, of all or substantially all of the assets of Multi-Strategy Series M to Multi-Strategy Series G in exchange for Multi-Strategy Series G Shares, the distribution of such Multi-Strategy Series G Shares to Shareholders of Multi-Strategy Series M and the subsequent liquidation of Multi-Strategy Series M. Each Share of Multi-Strategy Series M will convert into an equivalent dollar amount of full Shares of Multi-Strategy Series G based on the net asset value per Share of each Series.

          (a) The combined pro forma capitalization resulting from the Reorganization and Merger reflects a reduction in the number of Shares outstanding relative to those currently outstanding in respect of Multi-Strategy Series M and Multi-Strategy Series G separately. This accounts for Multi-Strategy Series G's higher net asset value per Share and the conversion of Multi-Strategy Series M Shares to Multi-Strategy Series G Shares on a net asset value per Share basis.

          (b) Pro forma expenses assume the elimination of duplicative charges resulting from the Reorganization and Merger and reflects CAI's estimates of combined pro forma operations.

                                     PART C

                                OTHER INFORMATION

    CITIGROUP ALTERNATIVE INVESTMENTS MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC

ITEM 15. INDEMNIFICATION

         The Company has undertaken to apply the indemnification provisions of the Limited Liability Company Agreement of the Company in a manner consistent with Investment Company Act Release No. 11330 (Sept. 4, 1980) issued by the Securities and Exchange Commission, as long as the interpretation of Sections 17(h) and 17(i) of the 1940 Act contained in that release remains in effect.

         The Company maintains insurance on behalf of any person who is or was an Independent Director, officer, employee or agent of the Company, against certain liability asserted against him or her and incurred by him or her or arising out of his or her position. In no event, however, will the Company pay that portion of the premium, if any, for insurance to indemnify any such person or any act for which the Company itself is not permitted to indemnify.

ITEM 16. EXHIBITS

(1)(a) Certificate of Formation of Limited Liability Company.**

(1)(b) Limited Liability Company Agreement. [WILL BE REFILED BY SUBSEQUENT AMENDMENT]

(2) Not Applicable.

(3) Not Applicable.

(4) Form of Agreement and Plan of Reorganization and Merger. [WILL BE REFILED BY SUBSEQUENT AMENDMENT]

(5) See Item 1(b)

(6) Form of Investment Advisory Agreement.***

(7) Form of Placement Agency Agreement.***

(8) Not Applicable.

(9) Form of Custodian Agreement.***

(10) Not applicable.

(11) Opinion of counsel. [WILL BE REFILED BY SUBSEQUENT AMENDMENT]

(12) Opinion of tax counsel.*

(13)(a) Form of Administration, Accounting and Transfer Agent Services
Agreement.*

(13)(b) Form of Administrative and Investor Services Agreement.*

(13)(c) Form of Escrow Agreement.***

(13)(d) Form of Power of Attorney.*****

(14) Consent of Independent Registered Public Accounting Firm. Filed herewith.

(15) Not applicable.

(16) Not applicable.

(17) Not applicable.

* Filed with the Company's registration statement under the Securities Act of 1933 on Form N-14 8C on April 27, 2006 (File no. 333-133503) and incorporated herein by reference.

** Filed with the Company's initial registration statement under the Investment Company Act of 1940 on Form N-2 on August 23, 2002 (File no. 811-21190) and incorporated herein by reference.

*** Filed with Amendment No. 1 to the Company's registration statement under the Investment Company Act of 1940 on Form N-2 on November 13, 2002 (File no. 811-21190) and incorporated herein by reference.

**** Filed with the Company's annual reports (separately for Multi-Strategy Series G) under the Investment Company Act of 1940 on Form N-CSR on June 6, 2005 (File no. 811-21190) and incorporated herein by reference.

***** Filed with Amendment No. 4 to the Company's registration statement under the Investment Company Act of 1940 on Form N-2 on December 5, 2003 (File no. 33-107876) and incorporated herein by reference.

ITEM 17. UNDERTAKINGS

                  (1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party who is deemed to be an underwriter with the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

                  (2) The undersigned registrants agree that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statements and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

         As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of New York, State of New York on the 19th day of June, 2006.

CITIGROUP ALTERNATIVE INVESTMENTS
MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC

By: /s/ Raymond Nolte*
    --------------------------------
     Raymond Nolte
     President (Principal Executive Officer) and Director

     As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

     /s/ Charles Hurty*                  Director                  June 19, 2006
     ----------------------------
     Charles Hurty

     /s/ Steven Krull*                   Director                  June 19, 2006
     ----------------------------
     Steven Krull

     /s/ Raymond Nolte*                  President (Principal      June 19, 2006
     ----------------------------        Executive Officer)
     Raymond Nolte                       and Director

     /s/ Jennifer Magro                  Treasurer (Principal      June 19, 2006
     ----------------------------        Financial Officer)
     Jennifer Magro



     *     By: /s/ Jennifer Magro

                   Power of Attorney